As filed with the Securities and Exchange Commission on July 15, 2011
File Nos. 333-76651, 811-09301

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 44	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☒
ACT OF 1940
Amendment No. 47	☒
(Check appropriate box or boxes)

TIAA-CREF Funds
(Exact Name of Registrant as Specified in Charter)

730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (800) 842-2733

Stewart P. Greene, Esq.
TIAA-CREF Funds
730 Third Avenue
New York, New York 10017-3206
(Name and Address of Agent for Service)

Copy to:
Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☒	On October 1, 2011 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

OCTOBER 1, 2011

TIAA-CREF GLOBAL NATURAL RESOURCES FUND

of the TIAA-CREF Funds

Class Ticker: Retail XXXXX Retirement XXXXX Premier XXXXX Institutional XXXXX

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Global Natural Resources Fund (the “Fund”). The Fund is one of the investment portfoliosof the TIAA-CREF Funds (the "Trust").

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 6

Purchase and Sale of Fund Shares 7

Tax Information 8

Payments to Broker-Dealers and Other Financial Intermediary Compensation 8

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information About the Fund’s Benchmark Index 11

Non-Principal Investment Strategies 12

Portfolio Holdings 13

Portfolio Turnover 13

Share Classes 13

Management of the Fund 14

The Fund’s Investment Adviser 14

Investment Management Fees 15

Portfolio Management 15

Other Services 16

Distribution and Services Arrangements 16

Other Arrangements 17

Calculating Share Price 17

Dividends and Distributions 19

Taxes 20

Your Account: Purchasing, Redeeming or Exchanging Shares 22

Retail Class 22

Eligibility – Retail Class 22

Purchasing Shares – Retail Class 23

Redeeming Shares – Retail Class 27

Exchanging Shares – Retail Class 29

Retirement Class 31

Eligibility – Retirement Class 31

Purchasing Shares – Retirement Class 31

Redeeming Shares – Retirement Class 35

Exchanging Shares – Retirement Class 37

Premier Class 39

Eligibility – Premier Class 39

Purchasing Shares – Premier Class 41

Redeeming Shares – Premier Class 45

Exchanging Shares – Premier Class 47

Institutional Class 48

Eligibility – Institutional Class 48

Purchasing Shares – Institutional Class 51

Redeeming Shares – Institutional Class 54

Exchanging Shares – Institutional Class 55

Conversion of Shares 56

Important Transaction Information 57

Market Timing/Excessive Trading Policy 61

Redemption or Exchange Fee 63

Electronic Prospectuses 64

Glossary 65

Financial Highlights 66

SUMMARY INFORMATION

TIAA-CREF GLOBAL NATURAL RESOURCES FUND

of the TIAA-CREF Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, from investments related to the natural resources sector.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.32%	0.43%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.22%	1.08%	0.98%	0.83%
Waivers and Expense Reimbursements[2]	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	1.00%	0.90%	0.75%

1 Other Expenses are estimates because the Fund is newly operational.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     3

2 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 1.14% of average daily net assets for Retail Class shares; (ii) 1.00% of average daily net assets for Retirement Class shares; (iii) 0.90% of average daily net assets for Premier Class shares; and (iv) 0.75% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least October 31, 2012, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through October 31, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$116	$102	$92	$77
3 Years	$379	$336	$304	$257

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly operational, it does not have a portfolio turnover rate as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of issuers engaged in the ownership, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Fund will primarily invest in equity securities, but, from time to time, the Fund may also invest in debt securities of issuers engaged in or related to the natural resources sector. The Fund generally defines “natural resources” as energy, metals, agriculture and other commodities, as well as related products and services.

4     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

The Fund is considered to be “non-diversified,” which means it may invest in fewer issuers than a “diversified” fund. Due to the Fund’s substantial investment in issuers within the natural resources sector, the Fund’s investments are considered to be “concentrated” in this sector.

The Fund may invest in both domestic and foreign issuers and will maintain investments in at least three countries including the United States. Advisors’ investment selection drives country and regional asset allocations for the Fund. However, Advisors regularly compares the Fund’s issuer, natural resource sub-sector and country exposure against its benchmark index, the MSCI All Country World Commodity Producers Sector Capped Index (the “Index”), to assess the Fund’s relative investment exposures. Advisors looks to invest the Fund’s assets globally in financial instruments of well-positioned companies in the natural resources sector, both in developed and emerging markets. In selecting the Fund’s investments, Advisors generally favors companies that are resource-rich, have growth potential and trade at attractive valuations, regardless of their geographical location. The Fund may also invest in companies that Advisors believes are well-positioned as suppliers to the natural resources sector. The Fund may also hold certain natural resources directly, such as precious metals or timberland, subject to regulatory illiquidity limits. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

At times the Fund will not invest in securities of issuers that do not meet certain corporate governance criteria adopted by the Fund. Under this policy, the Fund currently has determined not to invest in certain companies with operations in Sudan.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of its financial instruments over short or extended periods of time.

• Industry/Sector Risk—The risk that focusing on investment in specific industries or sectors makes a fund more vulnerable to developments particularly affecting those industries or sectors than a more broadly diversified fund would be.

• Special Risks of Investing in Natural Resources—The value of the Fund’s investments in financial instruments of natural resources issuers and directly in natural resources may be affected by various factors, including

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     5

increased market volatility, natural events, inflationary pressure and national and international politics, causing the Fund to perform poorly. In addition, direct investments in natural resources, such as holding precious metals, are generally more illiquid than securities holdings, which could result in difficulty in their disposal in a timely and favorable manner.

• Non-Diversification Risk—The Fund is considered to be “non-diversified,” which means that it can invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular security may have a greater effect on the Fund’s return since it may represent a larger portion of the Fund’s total portfolio assets.

• Active Management Risk—The risk that investment selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

Performance information is not yet available for the Fund because the Fund is newly operational.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Manager. The following person manages the Fund on a day-to-day basis:

6     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Name:	Navaneel Ray
Title:	Managing Director
Experience on Fund:	since inception in 2011

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

If you invest in the Fund through a financial intermediary or plan, you may be subject to additional market timing or excessive trading policies implemented by

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     7

the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of issuers engaged in the ownership, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Please see the Glossary towards the end of this Prospectus for how the Fund defines “equity securities.”

8     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

No one can assure that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program or appropriate for the investment of a majority of an investor’s assets. Instead, an investment in this Fund should be part of an investor’s larger, diversified investment portfolio.

Please see the Glossary towards the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its investments in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically are subject to the following principal investment risks:

• Market Risk—The risk that the price of financial instruments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the instruments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of its financial instruments over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     9

• Industry/Sector Risk—The risk that focusing on investment in specific industries or sectors makes a fund more vulnerable to developments particularly affecting those industries or sectors than a more broadly diversified fund would be. Financial instruments of companies in the same industry may decline in price at the same time due to market conditions, interest rates or economic, regulatory, financial or industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In addition, at times, a small number of companies may represent a large portion of a single industry or sector, and these companies can be sensitive to adverse economic, regulatory or financial developments.

• Special Risks of Investing in Natural Resources—Exposure to natural resources investments may subject the Fund to greater volatility than more traditional investments. The value of natural resources and their related financial instruments may fluctuate widely based on a variety of factors, including changes in overall market conditions, political and economic events and policies, war, terrorism and changes in interest or inflation rates. Prices of various natural resources may also be affected by factors such as drought, floods, weather, embargoes, taxes, levies and other regulatory developments, as well as by fluctuations in supply and demand and disruptions in both producing and consuming countries. Certain natural resources may be produced in limited quantities, in limited areas or by a limited number of producers. As a result, events related to such areas or producers could have a disproportionate impact on the prices of such natural resources.

Additionally, the Fund’s direct investment in natural resources may be subject to greater business and financial risk than other investments if there is no readily available market for such natural resources. There may also be enhanced costs with custodying and protecting such natural resources than in the case of financial instruments.

• Non-Diversification Risk—The Fund is considered to be “non-diversified,” which means that it can invest a greater percentage of its assets in a single issuer than a “diversified” fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the Fund’s return since it may represent a larger portion of the Fund’s total portfolio assets, which could lead to greater volatility in the Fund’s returns.

• Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the funds’ investment objective. As a result of investment selection, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

10     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in natural resources securities and investing directly in commodities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for natural resources securities and investing directly in commodities.

No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

MSCI All Country World Commodity Producers Sector Capped Index

The MSCI All Country World Commodity Producers Sector Capped Index (the “Index”) is a free float-adjusted index that tracks the overall performance of

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     11

stocks of commodity producers in 24 developed market and 21 emerging market countries around the world. The Index is constructed from the MSCI All Country World Index (“Parent Index”), a broad global equity index covering domestic, foreign developed and foreign emerging markets. Securities of companies that belong to a specific set of eligible sub-industries derived from the Global Industry Classification Standard (GICS®) are selected to create the Index.

The Index is divided into three commodity producers sectors, namely: 1) Energy, 2) Metals, and 3) Agriculture. Generally, changes in the Parent Index affecting securities in the relevant sub-industries are reflected simultaneously in the Index.

The Index follows similar index construction rules to the market capitalization weighted (non-capped) indices except that the weights of the Energy, Metals and Agriculture sectors are each fixed at one-third of the Index. Constituent weights within the respective sector are based on free float-adjusted market capitalization.

NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

The Fund also may buy and sell: (1) put and call options on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Fund may invest in instruments including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and equity-linked notes (“ELNs”) to achieve its investment objective. The Fund may also use such instruments for cash management and other purposes, including foreign exposure to certain sectors or securities that are represented by ownership in ETFs, ETNs or ELNs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests.

12     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     13

buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of September 30, 2011, Advisors and Investment Management together had approximately $XXX billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust that was approved by the sole initial shareholder and the Board of Trustees of the Fund (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as

14     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Global Natural Resources Fund	$0.0—$1.0	0.65%
	Over $1.0 - $2.5	0.63%
	Over $2.5 - $4.0	0.61%
	Over $4.0	0.59%

A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will be available in the Fund’s shareholder report for the period ending April 30, 2012. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with his relevant experience. The personnel managing the Fund may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Fund
GLOBAL NATURAL RESOURCES FUND
Navaneel Ray Managing Director	Lead Portfolio Manager	TIAA and its advisory affiliates—2005 to Present (portfolio manager of various metals/mining/energy domestic and international portfolios and global metals/mining/energy equity analyst), 2007 to Present (portfolio manager of global natural resources equity portfolio), 2009 to Present (portfolio manager for global equities portfolio)	2005	1994	2011

The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio manager, the other accounts he manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Fund.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     15

OTHER SERVICES

Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION AND SERVICES ARRANGEMENTS

ALL CLASSES

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund's shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Fund. For Premier Class and Retail Class shares, TPIS may utilize some or all of the fees it receives with respect to the Premier Class and Retail Class distribution plans under Rule 12b-1 to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares (see below). In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

TPIS distributes the Fund’s Retail Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays TPIS an annual fee for TPIS’ or other entities’ services related to the sale and promotion of Retail Class shares.

Under the plan, the Fund pays TPIS or another entity at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. Advisors, TPIS and their affiliates, at their own expense,

16     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

TPIS distributes the Fund’s Retirement Class shares.

More information about the Fund’s distribution and services arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

TPIS distributes the Fund’s Premier Class shares. The Fund has adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Fund pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Fund pays TPIS or another entity at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Fund’s distribution and services arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution and services arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     17

on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund's assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the

18     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.

Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     19

2. Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another Fund in which you already hold shares.

3. Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash Option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

TAXES

As with any investment, you should consider how your investment in the Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”)(for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently

20     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

scheduled to apply through 2012. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2012. Additional information about this can be found in the Fund’s SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you would have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     21

if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

Other Tax Matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

Eligibility – Retail Class

Types of Accounts

Retail Class shares of the Fund are available for purchase in the following types of accounts:

22     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

• Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

• Financial advisor accounts.

• Trust accounts (other than foreign trust accounts).

• Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

• Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

• Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

• Corporate and Institutional accounts.

• Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

• Registered and unregistered investment company accounts.

• Other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

Purchasing Shares – Retail Class

How to Open an Account and Make Subsequent Investments

To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     23

otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail: The TIAA-CREF Funds—Retail Class

 c/o Boston Financial Data Services

 P.O. Box 8009

 Boston, MA 02266-8009

Overnight Mail: The TIAA-CREF Funds—Retail Class

 c/o Boston Financial Data Services

 30 Dan Road

 Canton, MA 02021-2809

Once submitted, your transaction cannot be modified or canceled.

To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

 State Street Bank and Trust Company

 225 Franklin Street

 Boston, MA 02110

 ABA Number 011000028

 DDA Number 99052771

Specify on the wire:

• The TIAA-CREF Funds—Retail Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

24     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

You can purchase additional shares in any of the following ways:

By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     25

reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

Points to Remember for All Purchases

• Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

• The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

• Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

• If you hold your shares through a financial intermediary, it may charge you additional fees. Contact your financial intermediary to find out if it imposes any other conditions, such as a higher minimum investment requirement, on your transactions.

• If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take

26     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

such action as deemed appropriate, which may include closing your account.

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

Redeeming Shares – Retail Class

You can redeem (sell) your Retail Class shares of the Fund at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Usually, the Fund sends your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

The Fund sends redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     27

your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You Can Redeem Shares In Any Of The Following Ways:

By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.

If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Redeeming:

• The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

28     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

• If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

In-Kind Redemptions of Shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retail Class

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

• a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.

In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     29

If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

You Can Make Exchanges In Any Of The Following Ways:

By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at
www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Fund receives your instructions.

Points To Remember When Exchanging:

• Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

• The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to

30     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

• An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

Eligibility – Retirement Class

Retirement Class shares of the Fund are (or may be made) available by or through:

• accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

• certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

• certain intermediaries who have entered into a contract or arrangement with the Fund, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

Definition of Eligible Investor for Retirement Class

Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Fund are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

Purchasing Shares – Retirement Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Retirement Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     31

the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

The Fund imposes no minimum investment requirement for Retirement Class shares. The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Retirement Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• using the TIAA-CREF Web Center at www.tiaa-cref.org;

• calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

• calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

• faxing the Fund at 800 914-8922; or

• writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

32     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Opening an IRA or Keogh Account

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Fund reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Fund.

Purchasing Shares—For Eligible Investors and Their Clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

The Fund does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 225 Franklin Street

 Boston, MA 02110

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Retirement Class;

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     33

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and the amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

• Each investment by an Eligible Investor in Retirement Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

• If you invest in the Retirement Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If the Fund does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security

34     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Retirement Class shares at any time, subject to the terms of their employer’s plan, and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

To request a redemption, you can do one of the following:

• using the TIAA-CREF Web Center at www.tiaa-cref.org;

• call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

• fax the Fund at 800 914-8922; or

• write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effected as of the day that the Fund’s

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     35

transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Redeeming Shares—For Eligible Investors and Their Clients:

Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

36     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

• a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     37

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account; or

• a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• using the TIAA-CREF Web Center at www.tiaa-cref.org;

• calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

• calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

• faxing the Fund at 800 914-8922; or

• writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer

38     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

Eligibility – Premier Class

Premier Class shares of the Fund are available for purchase by or through

• certain intermediaries or entities affiliated with TIAA-CREF including

• registered investment companies,

• state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”),

• insurance company separate accounts advised by or affiliated with Advisors, or

• other affiliates of TIAA-CREF;

• other non-affiliated persons, entities or intermediaries including

• investment companies,

• state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,

• employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or

• through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans; or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     39

The Fund reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

Definition of Eligible Investor for Premier Class

Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

Account Minimums (Not Applicable At the Participant Level)

With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Other persons or entities that the Fund may approve from time to time.

40     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

The Fund reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Fund offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

No Minimum Investment Requirements are imposed at the Participant Level.

The Fund imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Fund also does not currently restrict the frequency of investments made in the Fund by participant accounts, although the Fund reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     41

requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Fund.

The Fund has the right to reject your application and to refuse to sell additional Premier Class shares of the Fund to any investor for any reason. The Fund treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund may suspend or terminate the offering of Premier Class shares of the Fund to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Fund by completing an account application or enrollment form (paper or online) and selecting the Fund and the amounts you wish to contribute to the Fund. You may be able to change your allocation for future contributions by:

• using the TIAA-CREF Web Center at www.tiaa-cref.org;

• calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

• calling a TIAA-CREF representative (available weekdays from

8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from

9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

• faxing the Fund at 800 914-8922; or

• writing to the Fund at TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

Eligible Investors may invest directly in the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of shares by the Fund at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

See above for certain minimum investment limits on purchases of the Fund by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible

42     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

 State Street Bank

 225 Franklin Street

 Boston, MA 02110

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Premier Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and amount to be invested.

To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Fund an application again.

Points to Remember for All Purchases by Eligible Investors:

• Each investment by an Eligible Investor in Premier Class shares of the Fund must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return the money you sent.

• If you invest in the Premier Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     43

investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

• If the Fund does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

44     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

TIAA-CREF participants may redeem (sell) their Premier Class shares at any time, subject to the terms of their employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

To request a redemption, you can do one of the following:

• use the TIAA-CREF Web Center at www.tiaa-cref.org;

• call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

• fax the Fund at 800 914-8922; or

• write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

Pursuant to a TIAA-CREF participant’s instructions, the Fund reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under the participant’s plan, or (2) shares of other mutual funds available under the participant’s plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Fund may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Fund will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Fund by letter and generally include a Medallion Signature Guarantee for each shareholder.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

Eligible Investors can redeem (sell) their Premier Class shares at any time.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     45

Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Fund generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund,

46     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

• a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

• a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account; or

• a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

• using the TIAA-CREF Web Center at www.tiaa-cref.org;

• calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;

• calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

• faxing the Fund at 800 914-8922; or

• writing to the Fund at TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     47

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

Eligibility – Institutional Class

Institutional Class shares of the Fund are available for purchase by or through:

• certain intermediaries affiliated with TIAA-CREF, or

48     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

• other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as

• state-sponsored tuition savings plans or prepaid plans,

• insurance company separate accounts,

• employer-sponsored employee benefit plans,

• accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

• other accounts, entities and categories of shareholders as may be approved by the Fund from time to time.

Definition of Eligible Investor

Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.

Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

Account Minimums—Certain Eligible Investors

No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

• Certain financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors;

• Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Fund for any services provided to clients who hold Fund shares through such entities;

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

• Registered investment companies advised by or affiliated with Advisors, including funds of funds;

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     49

• State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

• Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

• Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Fund for any services provided to investors who hold Fund shares through such entities; or

• Other affiliates of Advisors or other persons or entities that the Fund may approve from time to time.

Account Minimums—Other Investors

With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Fund is applicable:

• Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

• Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

• State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

• Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

• Financial intermediaries that have entered into an appropriate agreement with the Fund, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

• Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Fund for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund, over a reasonable period of

50     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

Investors who do not hold their Institutional Class shares directly with the Fund may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.

The Fund reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

Purchasing Shares – Institutional Class

Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Fund. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will only accept accounts with a U.S. address of record. The Fund will not accept a P.O. Box as the address of record.

There may be circumstances when the Fund will not accept new investments in the Fund. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to reject any application or investment or any other specific purchase request.

As described above, the Fund imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.

The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Fund will not accept third-party checks. (The Fund considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund. The Fund will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks,

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     51

cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

 State Street Bank

 225 Franklin Street

 Boston, MA 02110

 ABA Number 011000028

 DDA Number 99054546

Specify on the wire:

• The TIAA-CREF Funds—Institutional Class;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• Indicate if this is for a new or existing account (provide Fund account number if existing); and

• The Fund and the amount to be invested.

To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail: The TIAA-CREF Funds—Institutional Class

 c/o Boston Financial Data Services

 P.O. Box 8009

 Boston, MA 02266-8009

Overnight Mail: The TIAA-CREF Funds—Institutional Class

 c/o Boston Financial Data Services

 30 Dan Road

 Canton, MA 02021-2809

52     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

Points to Remember for All Purchases—All Investors:

• Each investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Fund will return these investments.

• If you invest in the Institutional Class of the Fund through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Fund). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Fund).

• If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

• Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, the Fund may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

• An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).

• The Fund is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     53

In-Kind Purchases of Shares

Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Fund or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Redeeming Shares – Institutional Class

Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

Redeeming Shares—For Shares Held Through an Eligible Investor

If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

Redeeming Shares—For Shares Held By Direct Purchasers

If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

Points to Remember—For All Redemptions

The Fund will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

54     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Redemption Proceeds—All Investors

Usually, the Fund sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Fund receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Fund generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Fund can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

In-Kind Redemptions of Shares

Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

Exchanging Shares – Institutional Class

Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund.)

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     55

Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

Exchanging Shares—Eligible Investors

If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

Exchanging Shares—Direct Purchasers

If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Fund and/or accounts you want to exchange between.

Exchange Requirements—All Investors

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

The Fund reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

Once made, an exchange request cannot be modified or canceled.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

56     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary Conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory Conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     57

account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

Large Redemptions-Applicable to All Investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum Account Size.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is

58     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class,” there is currently no minimum account size for Premier or Retirement Class shares. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Small Account Maintenance Fee—Retail Class. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing Your Address.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     59

• Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•  Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.

60     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operation Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA-CREF Web Center and Telephone Transactions. The Fund is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Fund also tape records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     61

shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to

62     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.

In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     63

The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.

If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

64     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Global Natural Resources Fund  ■  Prospectus     65

FINANCIAL HIGHLIGHTS

Because the Fund is new, no financial highlights information is currently available.

66     Prospectus  ■  TIAA-CREF Global Natural Resources Fund

[This page intentionally left blank.]

[This page intentionally left blank.]

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund’s SAI or these reports (once available) without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877 518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	Atk (10/11)

STATEMENT OF ADDITIONAL INFORMATION TIAA-CREF FUNDS FEBRUARY 1, 2011, AS AMENDED OCTOBER 1, 2011
Tickers by Class
	Retail	Retirement	Premier	Institutional
Growth & Income Fund	TIIRX	TRGIX	TRPGX	TIGRX
International Equity Fund	TIERX	TRERX	TREPX	TIIEX
Emerging Markets Equity Fund	TEMRX	TEMSX	TEMPX	TEMLX
Large-Cap Growth Fund	TIRTX	TILRX	TILPX	TILGX
Large-Cap Value Fund	TCLCX	TRLCX	TRCPX	TRLIX
Mid-Cap Growth Fund	TCMGX	TRGMX	TRGPX	TRPWX
Mid-Cap Value Fund	TCMVX	TRVRX	TRVPX	TIMVX
Small-Cap Equity Fund	TCSEX	TRSEX	TSRPX	TISEX
Large-Cap Growth Index Fund	—	TRIRX	—	TILIX
Large-Cap Value Index Fund	—	TRCVX	—	TILVX
Equity Index Fund	TINRX	TIQRX	TCEPX	TIEIX
S&P 500 Index Fund	—	TRSPX	—	TISPX
Small-Cap Blend Index Fund	—	TRBIX	—	TISBX
International Equity Index Fund	—	TRIEX	TRIPX	TCIEX
Emerging Markets Equity Index Fund	TEQKX	TEQSX	TEQPX	TEQLX
Enhanced International Equity Index Fund	—	—	—	TFIIX
Enhanced Large-Cap Growth Index Fund	—	—	—	TLIIX
Enhanced Large-Cap Value Index Fund	—	—	—	TEVIX
Social Choice Equity Fund	TICRX	TRSCX	TRPSX	TISCX
Global Natural Resources Fund Real Estate Securities Fund	TCREX	TRRSX	TRRPX	TIREX
Bond Fund	TIORX	TIDRX	TIDPX	TIBDX
Bond Plus Fund	TCBPX	TCBRX	TBPPX	TIBFX
Short-Term Bond Fund	TCTRX	TISRX	TSTPX	TISIX
High-Yield Fund	TIYRX	TIHRX	TIHPX	TIHYX
Tax-Exempt Bond Fund	TIXRX	—	—	TITIX
Inflation-Linked Bond Fund	TCILX	TIKRX	TIKPX	TIILX
Bond Index Fund	TBILX	TBIRX	TBIPX	TBIIX
Money Market Fund	TIRXX	TIEXX	TPPXX	TCIXX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the TIAA-CREF Funds’ prospectuses, dated February 1, 2011, as subsequently amended, and October 1, 2011 (with respect to the Global Natural Resources Fund only) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes 29 Funds. Each Fund offers Institutional Class shares. Certain of the Funds also offer other share classes, such as Retail Class, Retirement Class and/or Premier Class shares.

Note: the first 20 Funds in the chart above (collectively, the “Equity Funds”) have undergone a change in their fiscal year ends from September 30 to October 31 (except for the Global Natural Resources, Emerging Markets Equity and Emerging Markets Equity Index Funds). The remaining Funds (collectively, the “Fixed-Income Funds”) have undergone a change in their fiscal year ends from September 30 to March 31. As a result, certain data and other information regarding the Funds throughout the SAI have been included for both fiscal periods.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended October 31, 2010 and March 31, 2011, are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2010 and March 31, 2011. The Funds will furnish you, without charge, a copy of the Annual Reports on request.

TABLE OF CONTENTS

B-2	Investment Objectives, Policies, and Restrictions

B-26	Disclosure of Portfolio Holdings

B-27	Management of the Trust

B-34	Proxy Voting Policies

B-35	Principal Holders of Securities

B-43	Underwriter

B-43	Investment Advisory and Other Services

B-50	Information about the Funds’ Portfolio Management

B-55	About the Trust and the Shares

B-59	Pricing of Shares

B-60	Tax Status

B-66	Brokerage Allocation

B-75	Legal Matters

B-75	Experts

B-75	Financial Statements

B-76	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the twenty-nine Funds of the Trust described in this SAI.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

          Each Fund, other than the Global Natural Resources Fund, is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. Investment in a “non-diversified” fund, such as the Global Natural Resources Fund, may involve greater risk than investment in a diversified fund because losses resulting from an investment in a single issuer may represent a larger portion of the total assets of a non-diversified fund. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          Except as noted, the following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.

The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

Restriction #5 is a fundamental policy of each Fund other than the Global Natural Resources Fund:

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Restriction #8 is a fundamental policy of each Fund other than the Global Natural Resources Fund:

B-2      Statement of Additional Information ▪ TIAA-CREF Funds

8.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

Restrictions #9 and #10 are fundamental policies of the Tax-Exempt Bond Fund only:

9.

The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the

TIAA-CREF Funds ▪ Statement of Additional Information	B-3

foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

10.

Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

Restriction #11 is a fundamental policy of each Fund other than the Real Estate Securities and Global Natural Resources Funds:

11.
The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry. The Global Natural Resources Fund has a policy of investing more than 25% of its total assets in securities of issuers in the natural resources sector.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

          Non-Equity Investments of the Equity Funds. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          These investments and other Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

          Additional Risks Resulting From Market Events and Government Intervention in Financial Markets. Events in the financial sector over the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more diffi-

B-4      Statement of Additional Information ▪ TIAA-CREF Funds

culty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

          Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may also take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board of Trustees of the Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (5% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations, or delays in, resale may have an adverse effects on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

          Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Funds are not expected to use options and futures strategies in a speculative manner, but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the

TIAA-CREF Funds ▪ Statement of Additional Information	B-5

same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The Global Natural Resources Fund may also purchase and sell futures contracts on natural resources or other commodities. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

          By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

B-6	Statement of Additional Information ▪ TIAA-CREF Funds

          Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

          For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

          It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

          When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market

TIAA-CREF Funds ▪ Statement of Additional Information	B-7

price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service, (2) Standard & Poor’s, (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps — a liquidity backstop and the mortgage-backed securities purchase program — expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect

B-8	Statement of Additional Information ▪ TIAA-CREF Funds

to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

          The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

TIAA-CREF Funds ▪ Statement of Additional Information	B-9

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1-3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          A Fund (except for the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          Structured or Indexed Securities (Including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value

B-10	Statement of Additional Information ▪ TIAA-CREF Funds

is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s

TIAA-CREF Funds ▪ Statement of Additional Information	B-11

investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

          Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified timeframe and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no

B-12	Statement of Additional Information ▪ TIAA-CREF Funds

assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

          By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices. The Global Natural Resources Fund may also engage in swaps based on natural resources or other commodities.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil,

TIAA-CREF Funds ▪ Statement of Additional Information	B-13

the credit-worthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, the Funds may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond) undergoes a “credit event” (e.g., a default). CDS shares many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

          Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

          Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (like the Lifecycle Funds, the Lifecycle Index Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds.

          Exchange-Traded Funds. Additionally, the Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes, subject to the limitations set forth above. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if

B-14	Statement of Additional Information ▪ TIAA-CREF Funds

the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by the Fund.

          Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

          Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund, and not a fixed-income investment.

          Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

CURRENCY TRANSACTIONS

          The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities

TIAA-CREF Funds ▪ Statement of Additional Information	B-15

denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll-over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

REAL ESTATE SECURITIES

          As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses, certain of the Funds (but especially the International Equity Fund, Emerging

B-16	Statement of Additional Information ▪ TIAA-CREF Funds

Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity Index Fund, Global Natural Resources Fund and Enhanced International Equity Index Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund and Emerging Markets Equity Index Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as

TIAA-CREF Funds ▪ Statement of Additional Information	B-17

the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, which compiles the MSCI Emerging Markets Index, and J.P. Morgan, which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

          In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not

B-18	Statement of Additional Information ▪ TIAA-CREF Funds

viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU had set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target has not been met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through the Russian market. Instead, a Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

TIAA-CREF Funds ▪ Statement of Additional Information	B-19

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with the Japanese economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

MUNICIPAL SECURITIES

          The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in

B-20	Statement of Additional Information ▪ TIAA-CREF Funds

the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

TIAA-CREF Funds ▪ Statement of Additional Information	B-21

          Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

          Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

          Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to heath care delivery and competition from alternative health care of conventional housing facilities.

          Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

          Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Prospectus.

          Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

          Municipal Leases. Municipal leases are municipal securities that may take the form of lease or an installment purchase contract issued by the state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities.

          Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. The Tax-Exempt Bond Fund will not purchase lease obligations that contain non-appropriation clauses with an average life of five years or longer unless the lease obligation is rated investment grade by a nationally recognized rating organization.

          Municipal lease obligations may be deemed to be illiquid. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the like-

B-22	Statement of Additional Information ▪ TIAA-CREF Funds

lihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

          Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable.

          Municipal leases can be both rated and unrated. Rated leases that may be held by the Tax-Exempt Bond Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The Tax-Exempt Bond Fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which the Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

          To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will not invest in municipal lease obligations that are deemed illiquid if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

          Tobacco Related Bonds. The Tax-Exempt Bond Fund may invest in tobacco settlement related bonds.

          Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local governments issuing the bonds, their credit-worthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the tobacco companies subject to the tobacco settlement could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

          Tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any tobacco litigation matters could adversely affect the payment streams associated with tobacco related bonds.

          Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

          Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

          Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

          Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation have similar credit quality, redemption provisions and maturity.

          Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody

TIAA-CREF Funds ▪ Statement of Additional Information	B-23

receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

NATURAL RESOURCES INVESTMENTS

          The Global Natural Resources Fund primarily invests in securities of issuers engaged in the ownership, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Fund generally defines “natural resources” as energy, metals, agriculture, and other commodities, as well as related products and services. During periods of financial or economic instability, the securities of natural resources companies may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the price of particular natural resources may result in volatile earnings of natural resources issuers, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resources issuers may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas. Please see the section above entitled “Foreign Investments” for more information on investing in both emerging and developed foreign markets.

          The value of direct investments in natural resources or commodities by the Global Natural Resources Fund may involve different risks than investing in companies that deal in the same natural resources or commodities. Items such as precious metals may be particularly sensitive to monetary, economic and political policies, such as currency devaluations, inflation, trade imbalances, defaults and trade or currency restrictions. However, such direct holdings may be less subject to other factors, such as regional instability or issuer risk, since such direct holdings usually are no longer tied to a specific area of the world or company. Direct investment in natural resources can also present concerns and expenses related to the delivery, storage, protection and maintenance of such resources, such investments may potentially be more illiquid than investments in securities and there may be more difficulty determining their market value.

          Subchapter M of the Code states that a corporation will not qualify as a regulated investment company unless, among other things, 90% of its gross income is derived from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). For purposes of this test, income received from direct investments in natural resources or derivatives based on commodities, is not “qualifying income” and, therefore, may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell such investments or other securities when it would not otherwise do so.

*     *     *

          Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

          Industry Concentration. With the exception of the Real Estate Securities and Global Natural Resources Funds, none of the Funds will concentrate more than 25% of its total assets in any one industry.

          Portfolio Turnover. Generally, the transactions a Fund engages in are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          For the fiscal year ended September 30, 2010, the portfolio turnover of some of the Funds significantly changed from portfolio turnover rates in 2009 as a result of a variety of factors.

          The Large-Cap Value Fund portfolio turnover rate decreased to 73% for 2010 as compared with 139% for the same period in 2009. The decrease in portfolio turnover reflects a return to more normalized market conditions and lower volatility during 2010, which has resulted in less frequent trading around core positions held within the portfolio.

          The Enhanced International Equity Index Fund portfolio turnover rate increased to 146% for 2010 as compared with 107% for the same period in 2009. The increase in portfolio turnover was attributable in part to increased purchases and sales of securities in order to seek greater relative value and was also attributable to transaction activity related to investments in the fund that were made by the TIAA-CREF Lifecycle Funds.

          The S&P 500 Index Fund portfolio turnover rate increased to 12% from 5% in 2009. The increase in turnover was primarily attributable to an increase in outflows related to 529 Plan activity.

B-24	Statement of Additional Information ▪ TIAA-CREF Funds

          The Small-Cap Blend Index Fund portfolio turnover rate decreased to 21% for 2010 as compared with 36% in 2009. The decrease in turnover was largely due to lower rebalancing activity associated with the Fund’s benchmark (the Russell 2000 Index), in conjunction with a larger average fund size.

          The International Equity Index Fund portfolio turnover rate decreased to 11% for 2010 as compared with 31% for the same period in 2009. The decrease in turnover was primarily attributable to an increase in fund size without a proportionate increase in the level of transaction activity.

          The Bond Fund portfolio turnover rate increased to 216% for 2010 as compared with 173% for the same period in 2009. The increase in portfolio turnover reflected more liquid market conditions that existed in 2010, which allowed for increased opportunities to trade out of certain positions and into others in an effort to seek greater relative value. The increase in turnover also reflects a degree of repositioning in order to modestly increase the degree of active risk taken by the fund in order to more effectively pursue excess returns.

          The High-Yield Bond Fund portfolio turnover rate increased to 109% in 2010 as compared with 79% for the same period in 2009. The increase in turnover reflected increased purchases of newly issued high yield bonds which represented greater perceived relative value.

          The Inflation-Linked Bond Fund portfolio turnover rate decreased to 12% for 2010 as compared with 17% for the same period in 2009. The decrease in turnover was primarily due to an increase in fund size without a proportionate increase in the level of transaction activity.

          The Short-Term Bond Fund portfolio turnover rate decreased to 95% for 2010 as compared with 173% for the same period in 2009. The decrease in portfolio turnover reflects the portfolio management team’s view that positions initiated in earlier periods in many cases continued to represent attractive values and required less frequent trading in order to benefit from financial market conditions that existed during 2010. In addition, an increase in average assets contributed to lower turnover during 2010.

          The Bond Index Fund portfolio turnover rate decreased to 66% for 2010 as compared to 279% for the same period in 2009. The decrease in portfolio turnover reflects a decline to a more normalized rate of transaction activity as the fund completed its second year of operations. Higher transaction activity during the previous year was associated with more frequent trading that was necessary to build the portfolio during its initial period of operations.

          For the fiscal period ended October 31, 2010, the portfolio turnover rates for the Equity Funds did not change significantly (either for that period or on an annualized basis).

          Note that descriptions of the other Funds’ portfolio turnover rates are not included because either their portfolio turnover rates did not change significantly from the 2009 to 2010 fiscal year periods or they were not operational during these periods.

          The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of

TIAA-CREF Funds ▪ Statement of Additional Information	B-25

short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period.

          However, with respect to the Money Market Fund, the Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

          The Trust and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•		The ten largest holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month.

•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Vice President and Associate General Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

	•	as may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

          On an annual basis, the Boards of the respective Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; the Investment Company Institute (the “ICI”); and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities above. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP).

B-26	Statement of Additional Information ▪ TIAA-CREF Funds

In addition, the Money Market Fund posts on its website, no later than the fifth business day of the month, a schedule of its portfolio investments as of the last business day of the previous month. You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

          Board Leadership Structure and Related Matters

          The Board is comprised of nine trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Maceo K. Sloan, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine.

          The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

          The Board has established a committee structure that includes six standing committees, each comprised solely of independent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

          The Trust is part of the TIAA-CREF Fund Complex, which is comprised of the 52 funds within the Trust (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds), the 10 series of the TIAA-CREF Life Funds (“TCLF”), the 8 Accounts within CREF and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the management committee of VA-1.

          Qualifications of Trustees

          The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

          Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee relevant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them in the last five years.

          Risk Oversight

          Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

          In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves

TIAA-CREF Funds ▪ Statement of Additional Information	B-27

adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

          The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

          Senior officers of the Trust and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

          The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

          The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

B-28	Statement of Additional Information ▪ TIAA-CREF Funds

DISINTERESTED TRUSTEES [TO BE UPDATED FOR DEFINITIVE FILING]

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006); Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	71

Director of GMO; Director of the Maine Coast Heritage Trust; Director and Investment Committee Member of the Maine Community Foundation, the Butler Conservation Fund, Inc. and the Elmina B. Sewell Foundation; Director, Appalachian Mountain Club; and Former Director and Member of the Investment Committee of the Boston Athenaeum, the Gulf of Maine Research Institute and the Carnegie Endowment for International Peace.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl serves as the audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	71

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since 2007) of Copper Rock Capital Partners, LLC (investment adviser). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management and alternative investments, as well as experience with non-profit organizations.	71	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	71	Director, D2D Fund.

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management, investment management and related services.	71	Former Director and Chairman of the Investment Committee of the Okabena Company (financial services).

TIAA-CREF Funds ▪ Statement of Additional Information	B-29

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer of First Eagle Investment Management, LLC (since 2009). Formerly, Principal and Founder BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	71

Director, Prudential plc, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board, British-American Business Council, Scottish and Newcastle plc (brewer), and Federal Mortgage National Association (Fannie Mae).

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (since 2008); Mitsui Professor of Economics (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT). Formerly, Program Director, National Bureau of Economic Research (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	71	Director, The Alfred P. Sloan Foundation; and National Bureau of Economic Research. Former Director, The Jeffrey Company and Jeflion Company (unregistered investment companies).

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee. Chairman for term ending June 30, 2012. Chairman since 2009. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); and Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007). Mr. Sloan has particular experience in investment management, finance and organizational development.	71	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust. Former Director, M&F Bancorp, Inc.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	71	Governing Council, Independent Directors Council (mutual funds director organization). Former Director/Trustee, USAA Mutual Funds.

B-30	Statement of Additional Information ▪ TIAA-CREF Funds

OFFICERS [TO BE UPDATED FOR DEFINITIVE FILING]

          The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Formerly, Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.

Chief Compliance Officer of TIAA Separate Account VA-3; and Chief Compliance Officer of the TIAA- CREF Fund Complex (since 2008); Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of Investment Management (since 2008) and Chief Compliance Officer of Advisors (2008). Managing Director/Director of Global Compliance, AIG Investments (2000–2008).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1997) of the CREF and TIAA Separate Account VA-1; Executive Vice President, Investments, Research Institute & Strategy (since 2009) and Executive Vice President, Head of Asset Management (2006–2009), and Executive Vice President and Chief Investment Officer (2005) of TIAA, Director of Advisors (since 2004), President and Chief Executive Officer of Investment Management and Advisors and Manager of TCIM (since 2004), Manager of TIAA Realty Capital Management, LLC (2004–2006), and Chief Investment Officer of TIAA (2004–2006); Director of TIAA- CREF Life Insurance Company (1997–2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006–2008).

Eugene Flood—to be added by CSO

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF and TIAA Separate Account VA-1 (since 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President and Head of Risk Management	One-year term. Executive Vice President since 2009.

Executive Vice President, Head of Risk Management of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2009), Executive Vice President, Risk Management of Advisors and Investment Management (since 2009), Senior Managing Director and Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009), Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA, Director, TIAA-CREF Life Insurance Company (2006–2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005–2006).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since 2008.	Senior Vice President (since 2010) and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Deputy General Counsel and Corporate Secretary, Bank of America (2005–2008).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources (since 2010; 2005–2007) and Executive Vice President of Human Resources and Corporate Services (2007–2010) of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2003), and Director, TIAA-CREF Life Insurance Company (2003– 2006).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President and Chief Operating Officer (since 2010); Executive Vice President, Product Development and Management (2009-2010); Executive Vice President, Institutional Client Services (2006–2009), and Executive Vice President, Product Management (2005-2006) of TIAA, and Executive Vice President of the TIAA Fund Complex (since 2008), Executive Vice President, Institutional Client Services (2006–2008); Director of TCT Holdings, Inc. (since 2007), Executive Vice President of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2008–2009); Senior Vice President, Pension Products (2003–2006).

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing and Communications Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010); Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

TIAA-CREF Funds ▪ Statement of Additional Information	B-31

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2010. At that time, the Funds’ family of investment companies included the Funds (except for the Global Natural Resources Fund) and all of the other then-existing series of the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	Over $100,000	Over $100,000
Nancy A. Eckl	$50,001 – 100,000	Over $100,000
Michael A. Forrester	$50,001 – 100,000	Over $100,000
Howell E. Jackson	Over $100,000	Over $100,000
Nancy L. Jacob	Over $100,000	Over $100,000
Bridget Macaskill	Over $100,000	Over $100,000
James M. Poterba	$0	Over $100,000
Maceo K. Sloan	Over $100,000	Over $100,000
Laura T. Starks	Over $100,000	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each non-officer trustee for the fiscal year ended September 30, 2010 and, for the Equity Funds, the one-month fiscal period ended October 31, 2010. The Trust’s officers received no compensation from the Trust during the fiscal years ended September 30, 2010 and, for the Equity Funds, October 31, 2010. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), each a registered investment company. Note that these charts do not reflect any compensation for the Trustees’ services to the Global Natural Resources Fund because it is newly operational.

DISINTERESTED TRUSTEES

Fiscal Year Ended 9/30/10

Name of Trustee	Aggregate Compensation From Trust †	Pension or Retirement Benefits Accrued As Part of Trust Expenses **	Total Compensation Paid From TIAA-CREF Fund Complex †

Forrest Berkley ***	$16,499.98	$10,765.76	$207,500.00
Nancy A. Eckl	$19,129.58	$10,765.76	$228,750.00
Michael A. Forrester	$16,210.46	$10,765.76	$205,000.00
Howell E. Jackson	$18,550.53	$10,765.76	$223,750.00
Nancy L. Jacob	$20,128.29	$10,765.76	$236,500.00
Bridget Macaskill	$16,036.74	$10,765.76	$203,500.00
James M. Poterba ***	$20,128.29	$10,765.76	$236,500.00
Maceo K. Sloan ***	$24,381.46	$10,765.76	$270,750.00
Laura T. Starks	$18,314.14	$10,765.76	$222,000.00
Total:	$187,404.08	$107,657.58	$2,253,750.00

†	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
**

Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Poterba and Sloan elected to defer receipt of a portion of this compensation in accordance with the provisions of such plan.

***

For the fiscal year ended September 30, 2010, Mr. Berkley elected to defer $132,500, Mr. Poterba elected to defer $71,500 and Mr. Sloan elected to defer $195,750 of total compensation from the TIAA-CREF Fund Complex.

Fiscal Period Ended 10/31/10

Name of Trustee	Aggregate Compensation From Trust †	Pension or Retirement Benefits Accrued As Part of Trust Expenses **	Total Compensation Paid From TIAA-CREF Fund Complex †

Forrest Berkley ***	$4,724.29	$2,586.29	$53,000.00
Nancy A. Eckl	$5,413.97	$2,586.29	$58,000.00
Michael A. Forrester	$4,724.29	$2,586.29	$53,000.00
Howell E. Jackson	$5,413.97	$2,586.29	$58,000.00
Nancy L. Jacob	$5,827.78	$2,586.29	$61,000.00
Bridget Macaskill	$4,724.29	$2,586.29	$53,000.00
James M. Poterba ***	$5,827.78	$2,586.29	$61,000.00
Maceo K. Sloan ***	$7,000.23	$2,586.29	$69,500.00
Laura T. Starks	$5,276.03	$2,586.29	$57,000.00
Total:	$54,208.66	$25,862.91	$580,500.00

†	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
**

Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Poterba and Sloan elected to defer receipt of a portion of this compensation in accordance with the provisions of such plan.

***

For the fiscal period ended October 31, 2010, Mr. Berkley elected to defer $132,500, Mr. Poterba elected to defer $71,500 and Mr. Sloan elected to defer $195,750 of total compensation from the TIAA-CREF Fund Complex.

B-32	Statement of Additional Information ▪ TIAA-CREF Funds

          The Board has approved trustee compensation at the following rates, effective January 1, 2011: an annual retainer of $125,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $20,000 ($25,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or Committee fees of $2,500 per meeting. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended September 30, 2010, the Audit and Compliance Committee held eight meetings. During the fiscal period ended October 31, 2010, the Audit and Compliance Committee held no meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended September 30, 2010, the Investment Committee held six meetings. During the fiscal period ended October 31, 2010, the Investment Committee held no meetings. The current members of the Investment Committee are Mr. Berkley (chair), Prof. Poterba, Dr. Jacob, Ms. Macaskill and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2010, the Corporate Governance and Social Responsibility Committee held six meetings. During the fiscal period ended October 31, 2010, the Corporate Governance and Social Responsibility Committee held no meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2010, as well as the fiscal period ended October 31, 2010, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Prof. Jackson and Dr. Jacob.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, recommends candidates for election as trustees and assists the Board with respect to other governance matters. During the fiscal year ended September 30, 2010, the Nominating and Governance Committee held ten meetings. During the fiscal period ended October 31, 2010, the Nominating and Governance Committee held one meeting. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2010, the Operations Committee held seven meetings. During the fiscal period ended October 31, 2010, the Operations Committee held no meetings. The current members of the Operations Committee are Prof. Jackson (chair), Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary,

730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

TIAA-CREF Funds ▪ Statement of Additional Information	B-33

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other corporate governance-focused organizations, consultants, and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          A record of all proxy votes cast for the Funds for the twelvemonth period ended June 30, 2010, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

B-34	Statement of Additional Information ▪ TIAA-CREF Funds

PRINCIPAL HOLDERS OF SECURITIES [to be updated]

          As of [September 1, 2011], the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Percentage of Holding	Shares

Charles Schwab & Co Inc
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
High-Yield Fund – Retail Class	10.98%	1,847,322.204
Mid-Cap Value Fund – Institutional Class	9.48%	2,793,451.583
Social Choice Equity Fund – Institutional Class	10.82%	3,107,290.496
Social Choice Equity Fund – Retail Class	21.48%	3,914,439.816

ING National Trust
One Orange Way, B3N
Windsor, CT 06095-4773
Small-Cap Blend Index Fund – Institutional Class	7.82%	2,315,572.426
Social Choice Equity Fund – Institutional Class	6.90%	1,981,303.724
Equity Index Fund – Institutional Class	8.90%	14,089,841.585
International Equity Index Fund – Institutional Class	8.18%	7,231,479.098

JPMorgan Chase Bank NA FBO
TIAA-CREF Trust Co As Cust For IRA Clients
Attn: DC Plan Service Team
1 New York Plz Fl 17
New York, NY 10004-1949
Bond Fund – Retirement Class	67.94%	15,918,843.683
Bond Plus Fund – Retirement Class	69.87%	5,318,039.974
Equity Index Fund – Retirement Class	38.64%	10,066,962.836
Growth & Income Fund – Retirement Class	31.19%	17,925,998.050
High-Yield Fund – Retirement Class	55.23%	8,964,394.015
Inflation-Linked Bond Fund – Retirement Class	63.87%	9,431,704.535
International Equity Fund – Retirement Class	19.53%	21,833,630.729
International Equity Index Fund – Retirement Class	32.15%	15,174,102.598
Large-Cap Growth Fund – Retirement Class	56.00%	2,481,932.013
Large-Cap Growth Index Fund – Retirement Class	26.39%	3,535,721.228
Large-Cap Value Fund – Retirement Class	19.55%	12,620,445.049
Large-Cap Value Index Fund – Retirement Class	35.68%	5,570,772.428
Mid-Cap Growth Fund – Retirement Class	24.66%	8,779,478.686
Mid-Cap Value Fund – Retirement Class	17.89%	14,949,382.236
Money Market Fund – Retirement Class	47.05%	31,752,670.010
Real Estate Securities Fund – Retirement Class	34.51%	8,785,513.167
S&P 500 Index Fund – Retirement Class	25.46%	6,675,680.795
Short-Term Bond Fund – Retirement Class	31.85%	3,784,940.925
Small-Cap Blend Index Fund – Retirement Class	28.22%	8,922,468.140
Small-Cap Equity Fund – Retirement Class	18.33%	7,148,057.616
Social Choice Equity Fund – Retirement Class	35.89%	14,357,908.214

JPMorgan Chase Bank TTEE/Cust FBO
Ret Plans With TIAA as Recordkeeper
Attn: DC Plan Service Team
4 New York Plz Fl 17
New York, NY 10004-2413
Bond Fund – Premier Class	99.20%	3,180,648.953
Bond Fund – Retirement Class	22.96%	5,379,360.610
Bond Index Fund – Premier Class	36.18%	58,428.985
Bond Index Fund – Retirement Class	54.53%	134,426.690

TIAA-CREF Funds ▪ Statement of Additional Information	B-35

Fund/Class	Percentage of Holding	Shares

Bond Plus Fund – Premier Class	97.60%	1,094,630.150
Bond Plus Fund – Retirement Class	29.46%	2,242,586.976
Emerging Markets Equity Fund – Premier Class	70.71%	241,866.944
Emerging Markets Equity Fund – Retirement Class	6.75%	7,246.740
Equity Index Fund – Institutional Class	5.66%	8,956,910.063
Equity Index Fund – Premier Class	96.89%	1,007,727.596
Equity Index Fund – Retirement Class	54.12%	14,100,784.030
Growth & Income Fund – Institutional Class	10.06%	8,633,989.072
Growth & Income Fund – Premier Class	99.79%	15,742,171.509
Growth & Income Fund – Retirement Class	62.70%	36,041,191.525
High-Yield Fund – Institutional Class	5.70%	2,619,555.894
High-Yield Fund – Premier Class	99.15%	3,535,822.307
High-Yield Fund – Retirement Class	28.59%	4,640,487.625
Inflation-Linked Bond Fund – Premier Class	98.12%	1,274,545.802
Inflation-Linked Bond Fund – Retirement Class	17.68%	2,611,129.146
International Equity Fund – Institutional Class	5.19%	5,028,741.184
International Equity Fund – Premier Class	99.87%	25,100,636.601
International Equity Fund – Retirement Class	78.57%	87,832,265.802
International Equity Index Fund – Institutional Class	17.02%	15,046,803.693
International Equity Index Fund – Premier Class	99.62%	4,327,367.204
International Equity Index Fund – Retirement Class	67.37%	31,799,667.527
Large-Cap Growth Fund – Premier Class	96.57%	832,759.304
Large-Cap Growth Fund – Retirement Class	21.72%	962,617.274
Large-Cap Growth Index Fund – Institutional Class	7.81%	3,109,605.655
Large-Cap Growth Index Fund – Retirement Class	72.23%	9,676,985.615
Large-Cap Value Fund – Institutional Class	8.11%	4,703,485.582
Large-Cap Value Fund – Premier Class	99.86%	16,328,205.159
Large-Cap Value Fund – Retirement Class	80.40%	51,914,956.937
Large-Cap Value Index Fund – Institutional Class	8.57%	3,960,560.113
Large-Cap Value Index Fund – Retirement Class	63.44%	9,905,434.442
Mid-Cap Growth Fund – Institutional Class	24.81%	2,531,595.919
Mid-Cap Growth Fund – Premier Class	99.82%	9,933,445.059
Mid-Cap Growth Fund – Retirement Class	74.90%	26,667,044.892
Mid-Cap Value Fund – Institutional Class	21.37%	6,296,666.685
Mid-Cap Value Fund – Premier Class	99.90%	18,946,181.521
Mid-Cap Value Fund – Retirement Class	76.13%	63,629,486.104
Money Market Fund – Institutional Class	5.45%	22,688,539.680
Money Market Fund – Premier Class	98.29%	16,430,780.650
Money Market Fund – Retirement Class	50.43%	34,029,379.010
Real Estate Securities Fund – Institutional Class	8.34%	2,375,498.643
Real Estate Securities Fund – Premier Class	99.58%	8,313,238.138
Real Estate Securities Fund – Retirement Class	65.10%	16,573,642.328
S&P 500 Index Fund – Institutional Class	12.14%	6,109,431.965
S&P 500 Index Fund – Retirement Class	74.10%	19,427,379.763
Short-Term Bond Fund – Institutional Class	6.74%	1,468,146.404
Short-Term Bond Fund – Premier Class	99.01%	2,537,539.680
Short-Term Bond Fund – Retirement Class	37.73%	4,482,875.313
Small-Cap Blend Index Fund – Institutional Class	26.38%	7,809,358.382
Small-Cap Blend Index Fund – Retirement Class	71.03%	22,456,048.745
Small-Cap Equity Fund – Institutional Class	8.50%	2,615,303.840
Small-Cap Equity Fund – Premier Class	99.74%	8,869,021.719
Small-Cap Equity Fund – Retirement Class	79.74%	31,099,962.115
Social Choice Equity Fund – Institutional Class	15.47%	4,444,267.226
Social Choice Equity Fund – Premier Class	99.71%	9,894,161.481
Social Choice Equity Fund – Retirement Class	60.47%	24,191,845.835

B-36	Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

Lauer & Co.
C/O The Glenmede Trust Co., NA
P.O. Box 58997
Philadelphia, PA 19102-8997
High-Yield Fund – Institutional Class	14.90%	6,846,502.294

Mac & Co A/C GHXF0003062
Attn Mutual Fund Ops
P O Box 3198
Pittsburgh, PA 15230-3198
Large-Cap Value Index Fund – Institutional Class	7.46%	3,447,243.494

Maril & Co FBO 98
C/O M&I Trust Co NA
11270 W. Park S400
Milwaukee, WI 53224-3623
Mid-Cap Value Fund – Institutional Class	7.70%	2,268,489.362

MMATCO LLP
Nominee For MMA Trust Company
P.O. Box 483
1110 N Main ST
Goshen, IN 46527-0483
Social Choice Equity Fund – Institutional Class	6.59%	1,893,314.297

National Financial Services LLC
for the Exclusive Benefit of our Customers
Attn: Deliveries
P.O. Box 770001
Cincinnati, OH 45277-0033
Equity Index Fund – Retirement Class	6.73%	1,753,176.843
High-Yield Fund – Retail Class	6.73%	1,132,475.312
Mid-Cap Value Fund – Retail Class	7.22%	789,481.529
Social Choice Equity Fund – Retail Class	13.50%	2,460,494.238

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052
Bond Fund – Retail Class	22.82%	1,250,682.852
Bond Fund – Retirement Class	8.10%	1,898,942.188
Bond Index Fund – Retail Class	6.57%	35,323.394
Equity Index Fund – Retail Class	5.71%	2,188,679.003
Growth & Income Fund – Retirement Class	5.02%	2,885,464.644
High-Yield Fund – Retail Class	13.45%	2,262,261.437
High-Yield Fund – Retirement Class	15.76%	2,558,807.528
Inflation-Linked Bond Fund – Retail Class	16.68%	2,251,104.241
Inflation-Linked Bond Fund – Retirement Class	18.20%	2,688,079.072
International Equity Fund – Retail Class	5.74%	2,865,671.067
Large-Cap Growth Fund – Retirement Class	18.86%	835,862.271
Large-Cap Value Fund – Retail Class	10.95%	746,918.689
Mid-Cap Growth Fund – Retail Class	6.31%	352,544.216
Mid-Cap Value Fund – Retail Class	14.68%	1,605,488.828
Short-Term Bond Fund – Retail Class	14.68%	2,219,653.643
Short-Term Bond Fund – Retirement Class	30.33%	3,604,483.827
Small-Cap Equity Fund – Retail Class	7.53%	356,241.940
Tax-Exempt Bond Fund – Retail Class	15.33%	4,469,260.100

TIAA-CREF Funds ▪ Statement of Additional Information	B-37

Fund/Class	Percentage of Holding	Shares

SEI Private Trust Co
Attn Mutual Funds Administrator
One Freedom Valley Dr
Oaks, PA 19456-9989
Bond Fund – Institutional Class	8.87%	13,641,964.019
Growth & Income Fund – Institutional Class	5.12%	4,396,412.435
High-Yield Fund – Institutional Class	19.21%	8,822,135.714
International Equity Fund – Institutional Class	5.94%	5,756,583.701
Real Estate Securities Fund – Institutional Class	6.85%	1,952,521.566
S&P 500 Index Fund – Institutional Class	24.45%	12,303,199.912
Short-Term Bond Fund – Institutional Class	16.15%	3,516,829.377
Small-Cap Equity Fund – Institutional Class	5.44%	1,674,146.997
Social Choice Equity Fund – Institutional Class	22.41%	6,437,525.903
Tax-Exempt Bond Fund – Institutional Class	99.23%	1,105,680.268

SSB&T Co Cust/FBO CHET # 1868
Age Based 12-14
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Bond Index Fund – Institutional Class	5.06%	6,418,050.286

SSB&T Co Cust/FBO CHET #1864
Age Based 18+
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Money Market Fund – Institutional Class	8.03%	33,435,920.210
Short-Term Bond Fund – Institutional Class	9.83%	2,142,524.296

SSB&T Co Cust/FBO CHET #1867
Age Based 15-17
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Money Market Fund – Institutional Class	5.16%	21,492,340.910
Short-Term Bond Fund – Institutional Class	6.21%	1,351,992.722

SSB&T Co Cust/FBO CHET #1955
High Equity Option
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
International Equity Index Fund – Institutional Class	5.19%	4,587,911.255
S&P 500 Index Fund – Institutional Class	10.47%	5,268,710.211

SSB&T Co Cust/FBO MESP #1923
Age Based 18+
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Money Market Fund – Institutional Class	19.60%	81,624,648.750

SSB&T Co Cust/FBO MESP #1926
Age Based 15-17
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Bond Index Fund – Institutional Class	7.49%	9,498,787.623
Money Market Fund – Institutional Class	15.71%	65,429,197.450

B-38	Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

SSB&T Co Cust/FBO MESP #1927
Age Based 12-14
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Bond Index Fund – Institutional Class	9.38%	11,884,134.954
Inflation-Linked Bond Fund – Institutional Class	5.59%	3,671,677.501

SSB&T Co Cust/FBO MESP #1929
Age Based 8-11
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Bond Index Fund – Institutional Class	10.65%	13,496,549.848
Inflation-Linked Bond Fund – Institutional Class	6.36%	4,179,146.827
Large-Cap Growth Index Fund – Institutional Class	7.66%	3,047,942.111
Large-Cap Value Index Fund – Institutional Class	6.95%	3,209,754.974
Real Estate Securities Fund – Institutional Class	6.52%	1,858,583.156

SSB&T Co Cust/FBO MESP #1931
Age Based 4-7
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Large-Cap Growth Index Fund – Institutional Class	5.60%	2,228,433.368
Large-Cap Value Index Fund – Institutional Class	5.06%	2,336,855.653

SSB&T Co Cust/FBO MESP #1933
100% Equity Option
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
International Equity Fund – Institutional Class	15.60%	15,123,672.849
Mid-Cap Growth Fund – Institutional Class	11.97%	1,221,065.388
S&P 500 Index Fund – Institutional Class	40.77%	20,509,666.571
Small-Cap Equity Fund – Institutional Class	6.79%	2,090,748.888

SSB&T Co Cust/FBO Minnesota CSP
100% Equity Option
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Large-Cap Growth Index Fund – Institutional Class	13.32%	5,303,272.701
Large-Cap Value Index Fund – Institutional Class	10.52%	4,862,874.822
Real Estate Securities Fund – Institutional Class	7.62%	2,169,907.293

SSB&T Co Cust/FBO Minnesota CSP
Age Based 15-17
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Money Market Fund – Institutional Class	5.12%	21,322,858.320

SSB&T Co Cust/FBO Minnesota CSP
Age Based 18+
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Money Market Fund – Institutional Class	7.53%	31,355,720.550

SSB&T Cust/FBO PATH2COLLEGE #1213
100% Equity Option
C/O TFI J Delgrande/D Medina-Sustac
730 3rd Ave MSC 730/16/30
New York, NY 10017-3206
Equity Index Fund – Institutional Class	7.30%	11,563,078.455

TIAA-CREF Funds ▪ Statement of Additional Information	B-39

Fund/Class	Percentage of Holding	Shares

State Street BK & TR Cust
for the Rollover IRA of
James J MacDevitt
7970 SE 11th Ave
Portland, OR 97202-6561
Emerging Markets Equity Index Fund – Retail Class	6.04%	16,025.338

Teachers Insurance & Annuity Assoc
Attn Janice Carnicelli
Mail Stop 730/06/41
730 3rd Ave
New York, NY 10017-3206
Bond Index Fund – Premier Class	63.82%	103,059.187
Bond Index Fund – Retail Class	19.21%	103,307.641
Bond Index Fund – Retirement Class	41.95%	103,418.610
Emerging Markets Equity Fund – Institutional Class	55.83%	9,716,177.972
Emerging Markets Equity Fund – Premier Class	29.29%	100,166.783
Emerging Markets Equity Fund – Retail Class	31.94%	100,166.929
Emerging Markets Equity Fund – Retirement Class	93.25%	100,166.929
Emerging Markets Equity Index Fund – Institutional Class	99.99%	9,727,573.776
Emerging Markets Equity Index Fund – Premier Class	100.00%	100,235.577
Emerging Markets Equity Index Fund – Retail Class	37.76%	100,188.539
Emerging Markets Equity Index Fund – Retirement Class	97.06%	100,203.059

TIAA-CREF
Individual & Institutional Serv Inc
For Exclusive Benefit Of Customers
Attn Patrick Nelson
730 3rd Ave
New York, NY 10017-3206
Growth & Income Fund – Institutional Class	7.87%	6,752,839.559
International Equity Fund – Institutional Class	10.20%	9,887,856.502
Large-Cap Value Fund – Institutional Class	10.34%	5,997,013.338
Mid-Cap Growth Fund – Institutional Class	34.15%	3,485,222.396
Mid-Cap Value Fund – Institutional Class	29.39%	8,658,394.128
Real Estate Securities Fund – Institutional Class	5.15%	1,467,587.080
Small-Cap Blend Index Fund – Institutional Class	16.06%	4,754,738.738
Small-Cap Equity Fund – Institutional Class	9.82%	3,022,033.579

TIAA-CREF IMF Lifecycle Fund #2010
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Bond Fund – Institutional Class	12.59%	19,360,571.984
Enhanced International Equity Index Fund – Institutional Class	6.12%	4,719,174.066
Enhanced Large-Cap Growth Index Fund – Institutional Class	5.81%	5,135,516.965
Enhanced Large-Cap Value Index Fund – Institutional Class	5.87%	5,734,905.335
Large-Cap Growth Fund – Institutional Class	5.76%	3,469,445.520
Short-Term Bond Fund – Institutional Class	15.21%	3,315,024.963

B-40	Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

TIAA-CREF IMF Lifecycle Fund #2015
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Bond Fund – Institutional Class	13.93%	21,416,911.758
Enhanced International Equity Index Fund – Institutional Class	8.94%	6,894,563.751
Enhanced Large-Cap Growth Index Fund – Institutional Class	8.73%	7,711,279.917
Enhanced Large-Cap Value Index Fund – Institutional Class	8.81%	8,600,947.088
Growth & Income Fund – Institutional Class	5.83%	5,004,061.274
International Equity Fund – Institutional Class	5.28%	5,116,821.976
Large-Cap Growth Fund – Institutional Class	8.56%	5,156,846.813
Large-Cap Value Fund – Institutional Class	7.05%	4,090,695.578
Short-Term Bond Fund – Institutional Class	13.49%	2,940,045.185
Small-Cap Equity Fund – Institutional Class	6.03%	1,854,386.948

TIAA-CREF IMF Lifecycle Fund #2020
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Bond Fund – Institutional Class	12.92%	19,868,000.993
Bond Plus Fund – Institutional Class	7.97%	2,969,862.574
Emerging Markets Equity Fund – Institutional Class	5.12%	890,163.053
Enhanced International Equity Index Fund – Institutional Class	11.76%	9,073,091.681
Enhanced Large-Cap Growth Index Fund – Institutional Class	11.86%	10,480,758.138
Enhanced Large-Cap Value Index Fund – Institutional Class	11.96%	11,677,701.744
Growth & Income Fund – Institutional Class	7.71%	6,616,612.426
High-Yield Fund – Institutional Class	6.45%	2,964,163.292
International Equity Fund – Institutional Class	7.04%	6,827,473.720
Large-Cap Growth Fund – Institutional Class	11.32%	6,818,878.262
Large-Cap Value Fund – Institutional Class	9.32%	5,407,796.807
Short-Term Bond Fund – Institutional Class	8.23%	1,793,633.914
Small-Cap Equity Fund – Institutional Class	7.93%	2,442,000.727

TIAA-CREF IMF Lifecycle Fund #2025
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Bond Fund – Institutional Class	10.00%	15,375,139.111
Bond Plus Fund – Institutional Class	7.75%	2,890,569.929
Emerging Markets Equity Fund – Institutional Class	5.69%	990,319.617
Enhanced International Equity Index Fund – Institutional Class	12.48%	9,626,191.336
Enhanced Large-Cap Growth Index Fund – Institutional Class	12.56%	11,101,427.551
Enhanced Large-Cap Value Index Fund – Institutional Class	12.67%	12,367,478.524
Growth & Income Fund – Institutional Class	8.19%	7,035,125.338
High-Yield Fund – Institutional Class	6.86%	3,151,090.672
International Equity Fund – Institutional Class	7.49%	7,256,888.142
Large-Cap Growth Fund – Institutional Class	12.04%	7,249,642.916
Large-Cap Value Fund – Institutional Class	9.91%	5,749,660.523
Small-Cap Equity Fund – Institutional Class	8.40%	2,584,901.852

TIAA-CREF Funds ▪ Statement of Additional Information	B-41

Fund/Class	Percentage of Holding	Shares

TIAA-CREF IMF Lifecycle Fund #2030
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Bond Fund – Institutional Class	6.21%	9,540,850.177
Bond Plus Fund – Institutional Class	6.07%	2,261,509.069
Emerging Markets Equity Fund – Institutional Class	6.10%	1,061,348.235
Enhanced International Equity Index Fund – Institutional Class	13.27%	10,239,559.418
Enhanced Large-Cap Growth Index Fund – Institutional Class	13.37%	11,820,219.625
Enhanced Large-Cap Value Index Fund – Institutional Class	13.49%	13,167,961.002
Growth & Income Fund – Institutional Class	8.80%	7,553,271.046
High-Yield Fund – Institutional Class	6.58%	3,023,043.729
International Equity Fund – Institutional Class	7.94%	7,699,538.838
Large-Cap Growth Fund – Institutional Class	12.95%	7,795,378.403
Large-Cap Value Fund – Institutional Class	10.64%	6,170,444.436
Small-Cap Equity Fund – Institutional Class	8.93%	2,749,613.220

TIAA-CREF IMF Lifecycle Fund #2035
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Emerging Markets Equity Fund – Institutional Class	6.95%	1,209,289.616
Enhanced International Equity Index Fund – Institutional Class	14.53%	11,209,271.212
Enhanced Large-Cap Growth Index Fund – Institutional Class	14.53%	12,842,210.563
Enhanced Large-Cap Value Index Fund – Institutional Class	14.66%	14,309,834.424
Growth & Income Fund – Institutional Class	9.78%	8,398,871.506
High-Yield Fund – Institutional Class	6.41%	2,944,940.498
International Equity Fund – Institutional Class	8.65%	8,388,134.078
Large-Cap Growth Fund – Institutional Class	14.43%	8,686,920.332
Large-Cap Value Fund – Institutional Class	11.82%	6,855,740.964
Small-Cap Equity Fund – Institutional Class	9.78%	3,009,993.787

TIAA-CREF IMF Lifecycle Fund #2040
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Emerging Markets Equity Fund – Institutional Class	10.38%	1,806,968.833
Enhanced International Equity Index Fund – Institutional Class	21.51%	16,599,623.436
Enhanced Large-Cap Growth Index Fund – Institutional Class	21.62%	19,107,361.695
Enhanced Large-Cap Value Index Fund – Institutional Class	21.80%	21,279,894.213
Growth & Income Fund – Institutional Class	14.57%	12,508,872.730
High-Yield Fund – Institutional Class	9.46%	4,344,672.096
International Equity Fund – Institutional Class	12.79%	12,401,937.162
Large-Cap Growth Fund – Institutional Class	21.49%	12,940,875.883
Large-Cap Value Fund – Institutional Class	17.60%	10,213,842.474
Small-Cap Equity Fund – Institutional Class	14.54%	4,475,897.727

B-42	Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

TIAA-CREF Managed Allocation II AC
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Bond Plus Fund – Institutional Class	58.62%	21,852,186.132
Enhanced International Equity Index Fund – Institutional Class	7.22%	5,570,270.976
Enhanced Large-Cap Growth Index Fund – Institutional Class	6.84%	6,046,189.703
Enhanced Large-Cap Value Index Fund – Institutional Class	6.92%	6,751,736.828
Large-Cap Growth Fund – Institutional Class	6.62%	3,983,209.108
Large-Cap Value Fund – Institutional Class	5.45%	3,161,114.537

Vanguard Fiduciary Trust Company
P.O. Box 2900
Valley Forge, PA 19482-2900
Social Choice Equity Fund – Institutional Class	6.04%	1,733,870.581

Wells Fargo Bank, NA FBO
Omnibus Account Reinv/Reinv
XXXX1
P.O. Box 1533
Minneapolis, MN 55480-1533
Small-Cap Blend Index Fund – Institutional Class	7.80%	2,309,123.988

          The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of [September 1, 2011].

          Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, N.Y. 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises (defined below), which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          Investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts as stated in the Prospectuses through February 29, 2012 for the Equity Funds of the Trust, September 30, 2012 for the Fixed-Income Funds and the Real Estate Securities Fund of the Trust and October 31, 2012 for the Global Natural Resources Fund of the Trust. For the fiscal years ended September 30, 2010, 2009 and 2008 for the Funds, as well as the fiscal period ended October 31, 2010 for the Equity Funds (except for the Global Natural Resources Funds, which is newly operational), the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

TIAA-CREF Funds ▪ Statement of Additional Information	B-43

	Gross			Waived			Net

	Fiscal year ended Sept. 2010	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2010	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2010	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008

Growth & Income Fund	$6,974,905	$4,388,322	$4,412,201	$—	$—	$2,077,355	$6,974,905	$4,388,322	$2,334,846
International Equity Fund	$10,349,811	$7,871,723	$12,870,241	$—	$—	$—	$10,349,811	$7,871,723	$12,870,241
Large-Cap Growth Fund	$3,574,656	$2,274,620	$2,801,908	$—	$—	$1,386,283	$3,574,656	$2,274,620	$1,415,625
Large-Cap Value Fund	$5,959,973	$3,511,662	$4,894,499	$—	$—	$—	$5,959,973	$3,511,662	$4,894,499
Mid-Cap Growth Fund	$3,832,976	$2,099,311	$2,432,781	$—	$—	$—	$3,832,976	$2,099,311	$2,432,781
Mid-Cap Value Fund	$7,724,689	$4,261,244	$4,142,419	$—	$—	$—	$7,724,689	$4,261,244	$4,142,419
Small-Cap Equity Fund	$3,745,060	$2,216,021	$2,442,824	$146,328	$—	$—	$3,598,732	$2,216,021	$2,442,824
Large-Cap Growth Index Fund	$204,667	$139,022	$151,091	$—	$—	$—	$204,667	$139,022	$151,091
Large-Cap Value Index Fund	$228,786	$153,986	$179,519	$—	$—	$—	$228,786	$153,986	$179,519
Equity Index Fund	$682,435	$406,108	$485,648	$—	$—	$—	$682,435	$406,108	$485,648
S&P 500 Index Fund	$471,850	$370,520	$460,847	$—	$—	$—	$471,850	$370,520	$460,847
Small-Cap Blend Index Fund	$264,787	$115,158	$89,641	$—	$—	$—	$264,787	$115,158	$89,641
International Equity Index Fund	$601,173	$326,212	$355,933	$—	$—	$—	$601,173	$326,212	$355,933
Enhanced International Equity Index Fund	$1,992,731	$1,054,315	$347,475	$1,103	$—	$—	$1,991,628	$1,054,315	$347,475
Enhanced Large-Cap Growth Index Fund	$2,161,856	$1,102,932	$256,606	$35,147	$—	$—	$2,126,709	$1,102,932	$256,606
Enhanced Large-Cap Value Index Fund	$2,148,497	$1,040,127	$224,876	$34,959	$—	$—	$2,113,538	$1,040,127	$224,876
Social Choice Equity Fund	$1,194,079	$798,769	$860,749	$—	$—	$—	$1,194,079	$798,769	$860,749
Real Estate Securities Fund	$2,811,622	$1,622,679	$2,762,630	$—	$—	$—	$2,811,622	$1,622,679	$2,762,630
Bond Fund	$7,777,399	$5,713,898	$5,422,762	$—	$—	$—	$7,777,399	$5,713,898	$5,422,762
Bond Plus Fund	$1,645,632	$1,426,006	$1,613,373	$—	$—	$—	$1,645,632	$1,426,006	$1,613,373
Short-Term Bond Fund	$880,465	$626,610	$690,674	$—	$—	$—	$880,465	$626,610	$690,674
High-Yield Fund	$2,086,448	$1,264,102	$1,334,945	$—	$—	$—	$2,086,448	$1,264,102	$1,334,945
Tax-Exempt Bond Fund	$863,685	$739,845	$787,771	$—	$—	$—	$863,685	$739,845	$787,771
Inflation-Linked Bond Fund	$2,581,668	$1,964,171	$1,828,887	$—	$—	$—	$2,581,668	$1,964,171	$1,828,887
Bond Index Fund	$155,271	$4,348	$—	$—	$—	$—	$155,271	$4,348	$—
Money Market Fund	$1,251,950	$1,465,772	$1,468,938	$—	$—	$—	$1,251,950	$1,465,772	$1,468,938

	Gross	Waived	Net

	Fiscal year ended Oct. 2010	Fiscal year ended Oct. 2010	Fiscal year ended Oct. 2010

Growth & Income Fund	$663,146	$—	$663,146
International Equity Fund	$996,974	$—	$996,974
Emerging Markets Equity Fund	$182,844	$—	$182,844
Large-Cap Growth Fund	$349,767	$—	$349,767
Large-Cap Value Fund	$617,882	$—	$617,882
Mid-Cap Growth Fund	$385,163	$—	$385,163
Mid-Cap Value Fund	$803,192	$—	$803,192
Small-Cap Equity Fund	$395,209	$33,810	$361,399
Large-Cap Growth Index Fund	$20,911	$—	$20,911
Large-Cap Value Index Fund	$22,288	$—	$22,288
Equity Index Fund	$69,348	$—	$69,348
S&P 500 Index Fund	$37,571	$—	$37,571
Small-Cap Blend Index Fund	$24,616	$—	$24,616
International Equity Index Fund	$66,531	$—	$66,531
Emerging Markets Equity Index Fund	$25,620	$—	$25,620
Enhanced International Equity Index Fund	$204,572	$1,497	$203,075
Enhanced Large-Cap Growth Index Fund	$227,024	$11,199	$215,825
Enhanced Large-Cap Value Index Fund	$222,593	$10,566	$212,027
Social Choice Equity Fund	$116,878	$—	$116,878

          Additionally, under the Investment Management Agreement, the Funds paid to Advisors the allocated cost of certain compliance and administrative services provided by Advisors. The table below reflects the amounts paid to Advisors by the Funds (except for the Global Natural Resources Fund, which is newly operational) for these compliance and administrative services for the fiscal years ended September 30, 2008, 2009 and 2010 and, for the Equity Fund, the fiscal period ended October 31, 2010:

B-44	Statement of Additional Information ▪ TIAA-CREF Funds

	Fund Administration Fees				Compliance Fees

Fund Name	9/30/2008	9/30/2009	9/30/2010	10/31/2010	9/30/2008	9/30/2009	9/30/2010	10/31/2010

Growth & Income Fund	$24,987	$245,312	$131,848	$10,836	$4,742	$18,667	$53,045	$3,022
International Equity Fund	$21,947	$379,473	$175,789	$14,939	$4,521	$32,488	$71,822	$4,164
Emerging Markets Equity Fund	$—	$—	$—	$1,400	$—	$—	$—	$421
Large-Cap Growth Fund	$24,982	$135,647	$66,290	$5,767	$4,747	$8,434	$26,771	$1,652
Large-Cap Value Fund	$25,195	$181,527	$110,714	$10,722	$4,519	$14,143	$44,027	$3,073
Mid-Cap Growth Fund	$25,121	$56,464	$68,301	$5,677	$4,744	$6,319	$27,547	$1,578
Mid-Cap Value Fund	$27,110	$224,863	$143,693	$13,563	$4,788	$16,890	$57,269	$3,945
Small-Cap Equity Fund	$22,890	$114,340	$66,158	$5,851	$4,694	$7,040	$26,414	$1,619
Large-Cap Growth Index Fund	$27,109	$89,374	$42,920	$3,310	$4,787	$4,980	$17,459	$827
Large-Cap Value Index Fund	$27,109	$94,890	$47,679	$3,779	$4,787	$5,765	$19,218	$1,100
Equity Index Fund	$22,497	$214,701	$142,707	$12,140	$6,005	$16,772	$58,594	$3,326
S&P 500 Index Fund	$22,705	$229,624	$99,101	$6,834	$6,031	$16,728	$40,336	$1,756
Small-Cap Blend Index Fund	$23,041	$38,010	$56,706	$3,882	$4,795	$2,239	$23,766	$1,054
International Equity Index Fund	$23,001	$193,242	$123,882	$12,726	$5,940	$13,357	$49,918	$3,758
Emerging Markets Equity Index Fund	$—	$—	$—	$1,359	$—	$—	$—	$420
Enhanced International Equity Index	$14,151	$61,780	$36,723	$3,694	$4,960	$1,203	$14,890	$1,066
Enhanced Large-Cap Growth Index	$14,151	$89,956	$51,375	$5,063	$4,960	$3,299	$20,482	$1,548
Enhanced Large-Cap Value Index	$14,151	$79,546	$50,913	$5,123	$4,966	$2,627	$20,281	$1,566
Social Choice Equity Fund	$22,841	$132,749	$66,262	$5,663	$6,053	$7,753	$26,717	$1,557
Real Estate Securities Fund	$23,042	$76,850	$46,066	$—	$6,068	$3,092	$18,268	$—
Bond Fund	$23,202	$491,169	$220,506	$—	$4,524	$41,692	$88,133	$—
Bond Plus Fund	$22,550	$120,568	$44,844	$—	$4,522	$8,380	$18,026	$—
Short-Term Bond Fund	$22,214	$62,961	$28,497	$—	$5,868	$1,811	$11,205	$—
High-Yield Fund	$22,214	$89,193	$48,898	$—	$4,521	$5,274	$19,549	$—
Tax-Exempt Bond Fund	$22,214	$64,410	$23,464	$—	$4,544	$3,164	$9,370	$—
Inflation-Linked Bond Fund	$22,395	$172,701	$77,017	$—	$4,765	$12,388	$30,548	$—
Bond Index Fund	$—	$16	$12,684	$—	$—	$16	$4,567	$—
Money Market Fund	$22,421	$388,338	$99,773	$—	$4,812	$35,691	$38,764	$—

SERVICE AGREEMENTS

          Retirement Class Service Agreement

          The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”). The service fees attributable to the Retirement Class Service Agreement are set forth in the table below on the following page.

          For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund.

          The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Funds for fiscal years ended September 30, 2010, 2009 and 2008 are set forth in the table below:

		Service Fees for fiscal year ended September 30,
	Current Service
Name of Fund	Fee Rate	2010	2009	2008

Growth & Income Fund
Retirement Class	0.25%	$1,428,600	$765,781	$617,834
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
International Equity Fund
Retirement Class	0.25%	$2,673,424	$2,098,481	$3,528,130
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—

TIAA-CREF Funds ▪ Statement of Additional Information	B-45

Service Fees for fiscal year ended September 30,
Current Service
Name of Fund	Fee Rate	2010	2009	2008

Large-Cap Growth Fund
Retirement Class	0.25%	$100,937	$68,610	$130,183
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Value Fund
Retirement Class	0.25%	$1,887,995	$1,103,228	$1,248,387
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Mid-Cap Growth Fund
Retirement Class	0.25%	$1,467,462	$823,045	$931,939
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Mid-Cap Value Fund
Retirement Class	0.25%	$3,083,491	$1,681,908	$1,554,536
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Small-Cap Equity Fund
Retirement Class	0.25%	$1,044,816	$614,399	$668,843
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Growth Index Fund
Retirement Class	0.25%	$422,419	$250,629	$252,843
Institutional Class	*	—	—	—
Large-Cap Value Index Fund
Retirement Class	0.25%	$457,760	$286,080	$261,705
Institutional Class	*	—	—	—
Equity Index Fund
Retirement Class	0.25%	$687,963	$222,637	$30,219
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
S&P 500 Index Fund
Retirement Class	0.25%	$825,036	$559,668	$580,921
Institutional Class	*	—	—	—

B-46	Statement of Additional Information ▪ TIAA-CREF Funds

Service Fees for fiscal year ended September 30,
Current Service
Name of Fund	Fee Rate	2010	2009	2008

Small-Cap Blend Index Fund
Retirement Class	0.25%	$910,407	$297,317	$147,443
Institutional Class	*	—	—	—
International Equity Index Fund
Retirement Class	0.25%	$1,957,402	$1,072,681	$965,085
Institutional Class	*	—	—	—
Premier Class	*	—	—	—
Social Choice Equity Fund
Retirement Class	0.25%	$1,030,801	$685,844	$558,403
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Real Estate Securities Fund
Retirement Class	0.25%	$542,664	$266,606	$422,171
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Fund
Retirement Class	0.25%	$529,437	$144,152	$46,229
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Plus Fund
Retirement Class	0.25%	$191,392	$83,043	$24,064
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Short-Term Bond Fund
Retirement Class	0.25%	$252,709	$86,759	$44,521
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
High-Yield Fund
Retirement Class	0.25%	$378,354	$148,521	$56,312
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Tax-Exempt Bond Fund
Institutional Class	*	$—	$—	$—
Retail Class	*	—	—	—
Inflation-Linked Bond Fund
Retirement Class	0.25%	$408,038	$199,374	$138,130
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Index Fund
Retirement Class	0.25%	$3,877	$110	$—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Money Market Fund
Retirement Class	0.25%	$286,207	$379,727	$237,089
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—

*	These classes of the Funds are not currently subject to the service agreement.

          The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for the Equity Funds for the fiscal period ended October 31, 2010 are set forth in the table below.

		Service Fees for fiscal year ended October 31,
	Current Service
Name of Fund	Fee Rate	2010

Growth & Income Fund
Retirement Class	0.25%	$115,432
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—

TIAA-CREF Funds ▪ Statement of Additional Information	B-47

Service Fees for fiscal year ended October 31,
Current Service
Name of Fund	Fee Rate	2010

International Equity Fund
Retirement Class	0.25%	$242,749
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Emerging Markets Equity Fund
Retirement Class	0.25%	$457
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Large-Cap Growth Fund
Retirement Class	0.25%	$8,496
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Large-Cap Value Fund
Retirement Class	0.25%	$174,345
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Mid-Cap Growth Fund
Retirement Class	0.25%	$130,901
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Mid-Cap Value Fund
Retirement Class	0.25%	$287,654
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Small-Cap Equity Fund
Retirement Class	0.25%	$105,037
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Large-Cap Growth Index Fund
Retirement Class	0.25%	$34,903
Institutional Class	*	—
Large-Cap Value Index Fund
Retirement Class	0.25%	$37,820
Institutional Class	*	—
Equity Index Fund
Retirement Class	0.25%	$53,676
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
S&P 500 Index Fund
Retirement Class	0.25%	$73,394
Institutional Class	*	—
Small-Cap Blend Index Fund
Retirement Class	0.25%	$83,528
Institutional Class	*	—
International Equity Index Fund
Retirement Class	0.25%	$173,090
Institutional Class	*	—
Premier Class	*	—
Emerging Markets Equity Index Fund
Retirement Class	0.25%	$456
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—
Social Choice Equity Fund
Retirement Class	0.25%	$90,656
Institutional Class	*	—
Retail Class	*	—
Premier Class	*	—

*	These classes of the Equity Funds are not currently subject to the service agreement.

B-48	Statement of Additional Information ▪ TIAA-CREF Funds

          Note that the Global Natural Resources Fund is not included in the chart above since it is newly operational. However, the Retirement Class of this Fund is subject to the Retirement Class Service Agreement.

TIAA-CREF Funds ▪ Statement of Additional Information	B-49

CUSTODIAN, TRANSFER AGENT AND FUND
ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171 acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Funds.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers, LLP, 125 High Street, Boston, MA 02110 serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal periods ended October 31, 2010 and March 31, 2011 (except for the Global Natural Resources Fund, which is newly operational).

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

          The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

B-50	Statement of Additional Information ▪ TIAA-CREF Funds

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio managers listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2010.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Growth & Income Fund
Susan Kempler	1	0	$1,774	$0	$500,001 – 1,000,000
Thomas M. Franks, CFA	3	0	$114,865	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$2,415	$0	$100,001 – 500,000
Christopher F. Semenuk	1	0	$2,415	$0	Over $1,000,000

Emerging Markets Equity Fund
Alex Muromcew	1	1	$13,699	$68	$0

Large-Cap Growth Fund
Susan Hirsch	3	0	$13,972	$0	$100,001 – 500,000

Large-Cap Value Fund
Richard Cutler	2	0	$3,728	$0	$100,001 – 500,000
Athanasios (Tom) Kolefas, CFA	3	1	$17,303	$15	$0

Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	$942	$0	$500,001 – 1,000,000
Susan Hirsch	3	0	$13,972	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$3,728	$0	$10,001 – 50,000
Athanasios (Tom) Kolefas, CFA	3	1	$17,303	$15	$100,001 – 500,000

Small-Cap Equity Fund
Michael S. Shing, CFA	2	0	$1,744	$0	$100,001 – 500,000
Adam Cao	2	0	$1,744	$0	$100,001 – 500,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$0
Anne Sapp, CFA	12	0	$28,052	$0	$1 – 10,000

Large-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$0
Anne Sapp, CFA	12	0	$28,052	$0	$1 – 10,000

Equity Index Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$0
Anne Sapp, CFA	12	0	$28,052	$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$10,001 – 50,000
Anne Sapp, CFA	12	0	$28,052	$0	$10,001 – 50,000

Small-Cap Blend Index Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$0
Anne Sapp, CFA	12	0	$28,052	$0	$1 – 10,000

International Equity Index Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$0
Anne Sapp, CFA	12	0	$28,052	$0	$1 – 10,000

Emerging Markets Equity Index Fund
Phillip James (Jim) Campagna, CFA	12	0	$28,052	$0	$0
Anne Sapp, CFA	12	0	$28,052	$0	$0

Enhanced International Equity Index Fund
Pablo Mitchell	21	0	$6,704	$0	$0
Steven Rossiello, CFA	0	0	$530	$0	$0

TIAA-CREF Funds ▪ Statement of Additional Information	B-51

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Enhanced Large-Cap Growth Index Fund
Kelvin Zhang	0	0	$746	$0	$1 – 10,000

Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	0	$1,744	$0	$10,001 – 50,000
Adam Cao, CFA	2	0	$1,744	$0	$0
Pei Chen	0	0	$734	$0	$10,001 – 50,000

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	12	0	$28,052	$0	$1 – 10,000
Anne Sapp, CFA	12	0	$28,052	$0	$50,001 – 100,000

Real Estate Securities Fund
David Copp	1	0	$747	$0	$500,001 – 1,000,000
Brendan W. Lee	1	0	$747	$0	$100,001 – 500,000

Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$26,441	$0	$0
John M. Cerra	6	0	$25,908	$0	$10,001 – 50,000
Steven Sterman, CFA	7	0	$26,774	$0	$0

Bond Plus Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$26,441	$0	$100,001 – 500,000
John M. Cerra	6	0	$25,908	$0	$1 – 10,000
Steven Sterman, CFA	7	0	$26,774	$0	$0

Short-Term Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$26,441	$0	$0
John M. Cerra	6	0	$25,908	$0	$1 – 10,000
Steven Sterman, CFA	7	0	$26,774	$0	$0

High-Yield Fund
Kevin R. Lorenz, CFA	0	0	$726	$0	$500,001 – 1,000,000

Tax-Exempt Bond Fund
Steven Sterman, CFA	7	0	$26,774	$0	$0
Barnet Sherman	0	0	$333	$0	$0

Inflation-Linked Bond Fund
John M. Cerra	6	0	$25,908	$0	$1 – 10,000

Bond Index Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$26,441	$0	$0
Steven Sterman, CFA	7	0	$26,774	$0	$0

Money Market Fund
Michael F. Ferraro, CFA	2	0	$13,682	$0	$0

          The following chart includes information relating to the portfolio managers listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Equity Funds they manage, as of October 31, 2010.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Growth & Income Fund
Susan Kempler	1	0	$1,873	$0	$500,001 – 1,000,000
Thomas M. Franks, CFA	3	0	$118,966	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$2,543	$0	$100,001 – 500,000
Christopher F. Semenuk	1	0	$2,543	$0	Over $1,000,000

Emerging Markets Equity Fund
Alex Muromcew	1	1	$14,252	$70	$0

Large-Cap Growth Fund
Susan Hirsch	3	0	$14,713	$0	$100,001 – 500,000

B-52	Statement of Additional Information ▪ TIAA-CREF Funds

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles		Dollar Range of Equity Securities Owned in Fund

Large-Cap Value Fund
Richard Cutler	2	0	$3,909		$0	$100,001 – 500,000
Athanasios (Tom) Kolefas, CFA	3	1	$18,000		$15	$0

Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	$1,003		$0	$500,001 – 1,000,000
Susan Hirsch	3	0	$14,713		$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$3,909		$0	$10,001 – 50,000
Athanasios (Tom) Kolefas, CFA	3	1	$18,000		$15	$100,001 – 500,000

Small-Cap Equity Fund
Michael S. Shing, CFA	2	0	$1,840		$0	$100,001 – 500,000
Adam Cao	2	0	$1,840		$0	$100,001 – 500,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$0
Anne Sapp, CFA	12	0	$29,234		$0	$1 – 10,000

Large-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$0
Anne Sapp, CFA	12	0	$29,234		$0	$1 – 10,000

Equity Index Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$0
Anne Sapp, CFA	12	0	$29,234		$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$10,001 – 50,000
Anne Sapp, CFA	12	0	$29,234		$0	$10,001 – 50,000

Small-Cap Blend Index Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$0
Anne Sapp, CFA	12	0	$29,234		$0	$1 – 10,000

International Equity Index Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$0
Anne Sapp, CFA	12	0	$29,234		$0	$1 – 10,000

Emerging Markets Equity Index Fund
Phillip James (Jim) Campagna, CFA	12	0	$29,234		$0	$0
Anne Sapp, CFA	12	0	$29,234		$0	$0

Enhanced International Equity Index Fund
Pablo Mitchell	21	0	$7,156		$0	$0
Steven Rossiello, CFA	0	0	$539		$0	$0

Enhanced Large-Cap Growth Index Fund
Kelvin Zhang	0	0	$782		$0	$1 – 10,000

Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	0	$1,840		$0	$10,001 – 50,000
Adam Cao, CFA	2	0	$1,840		$0	$0
Pei Chen	0	0	$756		$0	$10,001 – 50,000

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	12	0	$29,234		$0	$1 – 10,000
Anne Sapp, CFA	12	0	$29,234		$0	$50,001 – 100,000

Global Natural Resources Fund
Navaneel Ray	0	[0]	$0	$	[0]	*

*The portfolio manager of the Global Natural Resources Fund could not own shares of the Funds as of the date of this SAI because this Fund is newly operational.

TIAA-CREF Funds ▪ Statement of Additional Information	B-53

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures also provide that trades (both long and short) are generally executed in the order received by the trading desk.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

          IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

B-54	Statement of Additional Information ▪ TIAA-CREF Funds

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          The Trust offers four classes of shares (Retirement Class, Premier Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

          Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to distribution (12b-1) plans pursuant to which they may reimburse TPIS (or compensate TPIS, with respect to the Global Natural Resources Fund, Bond Index Fund, Emerging Markets Equity Fund and the Emerging Markets Equity Index Fund) for its activities associated with distributing, promoting and/or servicing Retail Class shares of the Funds in an annual amount up to 0.25% of average daily net assets.

          Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

          Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) (7) or 457 of the Code. Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net assets.

          Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

          Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans.

DISTRIBUTION (12b-1) PLANS

          The Board of Trustees has adopted two distribution plans with respect to Retail Class shares and one plan with respect to Premier Class shares offered by the Funds (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Retail Class Distribution Plan that is applicable to the Global Natural Resources, Bond Index, Emerging Markets Equity and Emerging Markets Equity Index Funds only (“Retail Compensation Plan”), each of these Funds compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and shareholder servicing of Retail Class shares of the Fund. Under the other Retail Class Distribution Plan (“Retail Reimbursement Plan”), each other Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with its promotion, distribution and/or shareholder servicing of the Fund’s Retail Class shares.

          Under the Distribution Plan that is applicable to Premier Class shares (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. The expenses for which a Fund may reimburse or pay TPIS under the Distribution Plans include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

          Reimbursements by a Fund under the Retail Reimbursement Plan are calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund.

TIAA-CREF Funds ▪ Statement of Additional Information	B-55

          Reimbursement Plan.

          For the fiscal year ended September 30, 2010, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of each Fund in existence during the period under the Retail Reimbursement Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$508,126	Real Estate Securities Fund	$97,034
International Equity Fund	$298,203	Bond Fund	$51,229
Large-Cap Growth Fund	$83,100	Bond Plus Fund	$273,865
Large-Cap Value Fund	$508,126	Short-Term Bond Fund	$140,935
Mid-Cap Growth Fund	$85,086	High-Yield Fund	$158,808
Mid-Cap Value Fund	$180,443	Tax-Exempt Bond Fund	$292,667
Small-Cap Equity Fund	$55,615	Inflation-Linked Bond Fund	$147,681
Equity Index Fund	$353,179	Money Market Fund	$900,904
Social Choice Equity Fund	$187,236

          Payments under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund. The net 12b-1 fees paid by Retail Class shares of the Bond Index Fund under the Retail Compensation Plan amounted to $5,798 for the fiscal year ended September 30, 2010. The net 12b-1 fees paid by the Emerging Markets Equity Fund and the Emerging Markets Equity Index Fund under the Retail Compensation Plan amounted to $641 and $566, respectively, for the fiscal period ended October 31, 2010. Since the Global Natural Resources Fund is newly operational, it made no payments under its Retail Compensation Plan as of the date of this SAI.

          For the fiscal period ended October 31, 2010 for the Equity Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Equity Funds in existence during the period under the Retail Reimbursement Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$39,027	Mid-Cap Value Fund	$13,492
International Equity Fund	$25,099	Small-Cap Equity Fund	$4,588
Large-Cap Growth Fund	$27,597	Equity Index Fund	$27,138
Large-Cap Value Fund	$6,314	Social Choice Equity Fund	$12,600
Mid-Cap Growth Fund	$7,285

          Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended September 30, 2010, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Fund in existence during the period under the Premier Class Distribution Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$47,336	Social Choice Equity Fund	$35,369
International Equity Fund	$56,508	Real Estate Securities Fund	$19,625
Large-Cap Growth Fund	$2,335	Bond Fund	$5,893
Large-Cap Value Fund	$63,886	Bond Plus Fund	$2,914
Mid-Cap Growth Fund	$52,084	Short-Term Bond Fund	$9,956
Mid-Cap Value Fund	$104,123	High-Yield Fund	$11,734
Small-Cap Equity Fund	$31,060	Inflation-Linked Bond Fund	$3,977
Equity Index Fund	$2,252	Bond Index Fund	$1,681
International Equity Index Fund	$18,801	Money Market Fund	$3,343

          For the fiscal period ended October 31, 2010 for the Equity Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Equity Fund in existence during the period under the Premier Class Distribution Plan.

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$11,522	Mid-Cap Value Fund	$26,351
International Equity Fund	$16,807	Small-Cap Equity Fund	$8,453
Emerging Markets Equity Fund	$274	Equity Index Fund	$695
Large-Cap Growth Fund	$697	International Equity Index Fund	$5,924
Large-Cap Value Fund	$17,525	Emerging Markets Equity Index Fund	$274
Mid-Cap Growth Fund	$14,000	Social Choice Equity Fund	$8,413

          Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by the Fund in proportion to the relative NAVs of the participating funds.

          The Distribution Plans have been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the trustees concluded that the Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

B-56	Statement of Additional Information ▪ TIAA-CREF Funds

          One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

TIAA-CREF Funds ▪ Statement of Additional Information	B-57

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the next asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The trustees have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

B-58	Statement of Additional Information ▪ TIAA-CREF Funds

PRICING OF SHARES

          The share price of each Fund is determined based on the Fund’s net asset value. The assets of each Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s net asset value. If events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Fund’s Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal

TIAA-CREF Funds ▪ Statement of Additional Information	B-59

exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liqui-dating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

NATURAL RESOURCES OR COMMODITIES HOLDINGS—Global Natural Resources Fund

          Direct holdings of natural resources or commodities, such as precious metals, that are listed or traded on national or international commodities exchanges or markets are valued based on their sale price on such market or exchange at the close of business of such market or exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Natural resources or commodities that are not traded on a national or international commodities exchange or market are valued at the last sale price at the close of business of the New York Stock Exchange on that Business Day, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. A direct natural resources or commodities holding may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time the Global Natural Resources Fund’s NAV is calculated.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other

B-60	Statement of Additional Information ▪ TIAA-CREF Funds

income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

TIAA-CREF Funds ▪ Statement of Additional Information	B-61

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of October 31, 2010, the following Equity Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

          Due to reorganizations in prior years the future utilization of the Equity Index and Small-Cap Blend Index Funds capital losses and capital loss carryforwards may be subject to limitations under the Internal Revenue Code and Regulations thereunder.

	Date of Expiration

Fund	10/31/15	10/31/16	10/31/17	10/31/18	Total

Growth & Income	$—	$37,813,048	$—	$—	$37,813,048
International Equity	—	429,461,012	401,840,220	37,037,218	868,338,450
Large-Cap Growth	—	43,029,565	—	—	43,029,565
Large-Cap Value	—	149,544,725	35,140,890	—	184,685,615
Mid-Cap Growth	—	19,040,698	—	—	19,040,698
Mid-Cap Value	—	24,375,729	95,313,814	—	119,689,543
Small-Cap Equity	—	52,463,299	16,663,609	—	69,126,908
Large-Cap Growth Index	—	16,222,765	17,000,280	—	33,223,045
Large-Cap Value Index	—	—	—	2,533,527	2,533,527
Equity Index	19,690,476	14,558,187	88,824,274	—	123,072,937
S&P 500 Index	—	8,621,755	1,206,426	—	9,828,181
Small-Cap Blend Index	—	342,013	22,991,742	—	23,333,755
International Equity Index	—	—	10,786,196	—	10,786,196
Enhanced International Equity Index	—	10,936,663	11,340,826	—	22,277,489
Enhanced Large-Cap Value Index	—	—	—	1,173,974	1,173,974
Social Choice Equity	—	13,010,338	19,079,742	—	32,090,080

          As of September 30, 2010, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	Date of Expiration

Fund	9/30/13	9/30/14	9/30/15	9/30/16	9/30/17	9/30/18	Total

Real Estate Securities	$—	$—	$—	$—	$53,838,968	$24,399,505	$78,238,473
Bond Plus	—	—	—	—	11,492,284	—	11,492,284
Short-Term Bond	50,052	501,909	—	—	—	—	551,961
High-Yield	—	—	—	—	21,958,925	6,793,583	28,752,508
Inflation-Linked Bond	—	—	2,826,986	—	1,811,107	1,116,667	5,754,760

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund, Emerging Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity

B-62	Statement of Additional Information ▪ TIAA-CREF Funds

Index Fund, Enhanced International Equity Index and Global Natural Resources Funds anticipate that they may qualify for and make this election in most, but not necessarily all, of their taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a

          Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

          Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

TIAA-CREF Funds ▪ Statement of Additional Information	B-63

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2013. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the

B-64	Statement of Additional Information ▪ TIAA-CREF Funds

portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2013. Without additional Congressional action, the maximum federal income tax rate on capital gains for taxable years beginning on or after such date will be 20% (10% in the case of individual investors who are in the 10% or 15% bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Fund sends to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

TIAA-CREF Funds ▪ Statement of Additional Information	B-65

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

TREATMENT OF TAX-EXEMPT BOND FUND

          The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

          The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

          Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

          A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

B-66	Statement of Additional Information ▪ TIAA-CREF Funds

          The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services during the fiscal year ended September 30, 2010. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions

Growth & Income Fund	$3,268,375
International Equity Fund	$5,689,298
Large-Cap Growth Fund	$1,899,625
Large-Cap Value Fund	$2,318,597
Mid-Cap Growth Fund	$870,919
Mid-Cap Value Fund	$1,857,976
Small-Cap Equity Fund	$4,963
Large-Cap Growth Index Fund	$20,120
Large-Cap Value Index Fund	$19,954
Equity Index Fund	$24,605
S&P 500 Index Fund	$9,098
Small-Cap Blend Index Fund	$8,499
Enhanced International Equity Index Fund	$423,824
Enhanced Large-Cap Growth Index Fund	$80,852
Enhanced Large-Cap Value Index Fund	$22,060
International Equity Index Fund	$289,599
Social Choice Fund	$3,168

          The following table shows the aggregate amount of brokerage commissions paid by the Equity Funds to firms that provided research services during the fiscal period ended October 31, 2010. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions

Growth & Income Fund	$280,509
International Equity Fund	$486,316
Large-Cap Growth Fund	$216,518
Large-Cap Value Fund	$337,904
Mid-Cap Growth Fund	$143,184
Mid-Cap Value Fund	$186,980
Small-Cap Equity Fund	$230
Large-Cap Growth Index Fund	$263
Large-Cap Value Index Fund	$567
Equity Index Fund	$714
S&P 500 Index Fund	$44
Small-Cap Blend Index Fund	$358
Enhanced International Equity Index Fund	$32,865
Enhanced Large-Cap Growth Index Fund	$—
Enhanced Large-Cap Value Index Fund	$—
International Equity Index Fund	$71,162
Social Choice Equity Fund	$—
Emerging Markets Equity Fund**	$130,614
Emerging Markets Equity Index Fund**	$49,980

**	Includes brokerage commissions from inception date to October 31, 2010 for these Funds.

          The aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended September 30, 2008, 2009 and 2010 was as follows:

Fund	2008 Commissions	2009 Commissions	2010 Commissions

Growth & Income Fund	$1,935,601	$4,345,332	$3,575,202
International Equity Fund	$12,287,339	$6,471,455	$5,903,380
Large-Cap Growth Fund	$1,873,780	$3,112,990	$2,154,446
Large-Cap Value Fund	$4,036,405	$5,172,901	$2,594,296
Mid-Cap Growth Fund	$767,767	$1,072,911	$1,012,470
Mid-Cap Value Fund	$1,392,734	$3,738,695	$2,026,360
Small-Cap Equity Fund	$250,082	$647,275	$464,948
Large-Cap Growth Index Fund	$34,405	$27,241	$25,921
Large-Cap Value Index Fund	$47,838	$37,510	$37,022
Equity Index Fund	$44,469	$65,934	$51,909
S&P 500 Index Fund	$51,621	$32,204	$28,994
Small-Cap Blend Index Fund	$24,930	$46,834	$33,465
Enhanced International Equity Index Fund	$108,513	$205,539	$424,996
Enhanced Large-Cap Growth Index Fund	$29,904	$214,119	$226,858
Enhanced Large-Cap Value Index Fund	$32,604	$301,841	$114,411
International Equity Index Fund	$317,802	$311,596	$289,842
Social Choice Equity Fund	$28,733	$26,068	$62,409

TIAA-CREF Funds ▪ Statement of Additional Information	B-67

          The aggregate amount of brokerage commissions paid by the Equity Funds for the fiscal period ended October 31, 2010 was as follows:

Fund	Commissions

Growth & Income Fund	$355,764
International Equity Fund	$523,015
Large-Cap Growth Fund	$262,652
Large-Cap Value Fund	$422,208
Mid-Cap Growth Fund	$157,396
Mid-Cap Value Fund	$219,882
Small-Cap Equity Fund	$22,933
Large-Cap Growth Index Fund	$1,287
Large-Cap Value Index Fund	$1,594
Equity Index Fund	$3,671
S&P 500 Index Fund	$4,434
Small-Cap Blend Index Fund	$2,948
Enhanced International Equity Index Fund	$32,865
Enhanced Large-Cap Growth Index Fund	$11,261
Enhanced Large-Cap Value Index Fund	$21,369
International Equity Index Fund	$77,948
Social Choice Equity Fund	$1,231
Emerging Markets Equity Fund**	$144,465
Emerging Markets Equity Index Fund**	$50,159

**	Includes brokerage commissions from inception date to October 31, 2010 for these Funds.

B-68	Statement of Additional Information ▪ TIAA-CREF Funds

          During the fiscal year ended September 30, 2010, certain of the Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of September 30, 2010, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)

Growth & Income Fund	Wells Fargo & Co	Wells Fargo & Co	32,728,257
	Citigroup Inc	Citigroup Inc	22,388,488
	JPMorgan Chase & Co	JPMorgan Chase & Co	20,931,038
	Bank of America Corp	Bank of America Corp	17,612,472
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	12,334,698
	Morgan Stanley	Morgan Stanley	12,289,357
	State Street Corp	State Street Corp	7,217,351
	Lazard Ltd-CL A	Lazard Ltd-CL A	6,508,673

International Equity Fund	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	7,669,417
	Nomura Holdings Inc	Nomura Holdings Inc	1,117,828
	Societe Generale	Societe Generale	831,341

Emerging Markets Equity Fund	Banco Santander Chile	Banco Santander Chile	143,540

Large-Cap Growth Fund	Wells Fargo & Co	Wells Fargo & Co	10,003,223
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	8,187,132
	Morgan Stanley	Morgan Stanley	2,632,912

Large-Cap Value Fund	Wells Fargo & Co	Wells Fargo & Co	40,949,938
	Bank of America Corp	Bank of America Corp	37,408,244
	Citigroup Inc	Citigroup Inc	30,292,505
	JPMorgan Chase & Co	JPMorgan Chase & Co	22,321,164
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	15,068,417
	State Street Corp	State Street Corp	13,273,606
	Morgan Stanley	Morgan Stanley	9,597,089
	Fifth Third Bancorp	Fifth Third Bancorp	3,197,766

Mid-Cap Growth Fund	Lazard Ltd-CL A	Lazard Ltd-CL A	3,971,547

Mid-Cap Value Fund	Fifth Third Bancorp	Fifth Third Bancorp	8,421,000
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	2,745,500
	Jefferies Group Inc	Jefferies Group Inc	1,928,650

Small-Cap Equity	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	2,579,256
	Broadpoint Gleacher	Broadpoint Gleacher	731,128
	Securities Group Inc	Securities Group Inc

Large-Cap Growth Index Fund	Schwab (Charles) Corp	Schwab (Charles) Corp	1,341,364
	Morgan Stanley	Morgan Stanley	1,069,977
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	367,348
	Lazard Ltd-CL A	Lazard Ltd-CL A	314,668

TIAA-CREF Funds ▪ Statement of Additional Information	B-69

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Large-Cap Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	16,291,409
	Bank of America Corp	Bank of America Corp	14,147,552
	Wells Fargo & Co	Wells Fargo & Co	13,152,841
	Citigroup Inc	Citigroup Inc	8,874,325
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	7,995,274
	Morgan Stanley	Morgan Stanley	2,528,886
	State Street Corp	State Street Corp	2,032,058
	BB&T Corp	BB&T Corp	1,792,058
	Fifth Third Bancorp	Fifth Third Bancorp	1,027,362
	Popular Inc	Popular Inc	323,486
	Jefferies Group Inc	Jefferies Group Inc	290,432
	Raymond James	Raymond James	257,302
	Financial Inc	Financial Inc

Equity Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	22,849,348
	Bank of America Corp	Bank of America Corp	19,802,340
	Wells Fargo & Co	Wells Fargo & Co	18,445,621
	Citigroup Inc	Citigroup Inc	12,418,146
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	11,230,685
	Morgan Stanley	Morgan Stanley	5,210,565
	State Street Corp	State Street Corp	2,841,711
	BB&T Corp	BB&T Corp	2,506,198
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,068,570
	Fifth Third Bancorp	Fifth Third Bancorp	1,437,838
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	569,223
	Lazard Ltd-CL A	Lazard Ltd-CL A	485,016
	Popular Inc	Popular Inc	445,945
	Jefferies Group Inc	Jefferies Group Inc	397,778
	Raymond James Financial Inc	Raymond James Financial Inc	377,924
	Stifel Financial Corp	Stifel Financial Corp	239,088
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	169,148
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	157,237
	KBW Inc	KBW Inc	123,392
	MF Global Holdings Ltd	MF Global Holdings Ltd	117,130
	Investment Technology Group	Investment Technology Group	92,601
	Piper Jaffray Cos	Piper Jaffray Cos	74,194
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	36,950
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	35,647
	Labranche & Co Inc	Labranche & Co Inc	27,690
	FBR Capital Markets Corp	FBR Capital Markets Corp	22,570
	Cowen Group Inc-Class A	Cowen Group Inc-Class A	16,861

S&P 500 Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	15,669,041
	Bank of America Corp	Bank of America Corp	13,654,249
	Wells Fargo & Co	Wells Fargo & Co	13,651,370
	Citigroup Inc	Citigroup Inc	9,617,841
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	7,738,066
	Morgan Stanley	Morgan Stanley	3,578,748
	State Street Corp	State Street Corp	1,961,822
	BB&T Corp	BB&T Corp	1,732,050
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,429,712
	Fifth Third Bancorp	Fifth Third Bancorp	994,388

B-70	Statement of Additional Information ▪ TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Small-Cap Blend Index Fund	Stifel Financial Corp	Stifel Financial Corp	1,077,770
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	795,624
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	746,560
	KBW Inc	KBW Inc	619,622
	MF Global Holdings Ltd	MF Global Holdings Ltd	524,009
	Investment Technology Group	Investment Technology Group	430,183
	Piper Jaffray Cos	Piper Jaffray Cos	308,516
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	190,423
	FBR Capital Markets Corp	FBR Capital Markets Corp	114,758
	Labranche & Co Inc	Labranche & Co Inc	100,885
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	86,954
	Cowen Group Inc-Class A	Cowen Group Inc-Class A	82,523

International Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	30,427,799
	Banco Santander SA	Banco Santander SA	17,907,875
	BNP Paribas	BNP Paribas	11,551,486
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	6,698,626
	Societe Generale	Societe Generale	6,214,786
	Nomura Holdings Inc	Nomura Holdings Inc	2,936,907
	Royal Bank of Scotland Group	Royal Bank of Scotland Group	2,227,741
	Macquarie Group Ltd	Macquarie Group Ltd	2,085,054
	Skandinaviska Enskilda BAN-A	Skandinaviska Enskilda BAN-A	1,808,207
	Julius Baer Group Ltd	Julius Baer Group Ltd	1,309,571
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	240,115

Emerging Markets Equity Index Fund	Banco Santander Chile	Banco Santander Chile	122,581

Enhanced International Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	7,044,221
	Banco Santander SA	Banco Santander SA	6,111,412
	BNP Paribas	BNP Paribas	5,512,290
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	3,959,205
	Societe Generale	Societe Generale	2,568,143
	Royal Bank of Scotland Group	Royal Bank of Scotland Group	2,179,783
	Skandinaviska Enskilda BAN-A	Skandinaviska Enskilda BAN-A	1,249,725
	Macquarie Group Ltd	Macquarie Group Ltd	1,232,728
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	470,984

Enhanced Large-Cap Growth Index Fund	Morgan Stanley	Morgan Stanley	1,947,252

Enhanced Large-Cap Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	21,655,015
	Wells Fargo & Co	Wells Fargo & Co	17,540,464
	Bank of America Corp	Bank of America Corp	16,182,368
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	12,264,721
	Citigroup Inc	Citigroup Inc	10,533,721
	Morgan Stanley	Morgan Stanley	3,782,037
	State Street Corp	State Street Corp	2,081,431
	BB&T Corp	BB&T Corp	1,004,377
	Fifth Third Bancorp	Fifth Third Bancorp	945,678

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Social Choice Equity Fund	Wells Fargo & Co	Wells Fargo & Co	12,401,529
	State Street Corp	State Street Corp	3,634,265
	Schwab (Charles) Corp	Schwab (Charles) Corp	3,535,479
	BB&T Corp	BB&T Corp	2,905,083
	Fifth Third Bancorp	Fifth Third Bancorp	1,714,395
	Popular Inc	Popular Inc	1,107,092
	MF Global Holdings Ltd	MF Global Holdings Ltd	632,542
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	8,415
	Investment Technology Group	Investment Technology Group	2,176

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Parent	Holdings (US$)

International Equity Fund	Nomura Holdings Inc	Nomura Holdings Inc	1,117,828.44

Large-Cap Growth Fund	Goldman Sachs	Goldman Sachs	8,187,131.66

Large-Cap Value Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	15,068,416.76

Large-Cap Value Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	7,995,274.00

Equity Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	11,230,685.24

S&P 500 Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	7,738,066.18

International Equity Index Fund	Nomura Holdings Inc	Nomura Holdings Inc	2,936,906.87

TIAA-CREF Funds ▪ Statement of Additional Information	B-71

          During the fiscal period ended October 31, 2010 for the Equity Funds, certain of the Equity Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of each Equity Fund’s aggregate holdings in the securities of those entities, as of October 31, 2010, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)

Growth & Income Fund	Wells Fargo & Co	Wells Fargo & Co	34,249,769
	JPMorgan Chase & Co	JPMorgan Chase & Co	27,858,279
	Citigroup Inc	Citigroup Inc	25,990,096
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	17,351,376
	Morgan Stanley	Morgan Stanley	12,485,934
	State Street Corp	State Street Corp	9,214,595
	Lazard Ltd-CL A	Lazard Ltd-CL A	6,905,392

International Equity Fund	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	7,556,312
	Nomura Holdings Inc	Nomura Holdings Inc	1,149,160
	Societe Generale	Societe Generale	823,567

Emerging Markets Equity Fund	Banco Santander Chile	Banco Santander Chile	167,347

Large-Cap Growth Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	9,114,116

B-72	Statement of Additional Information ▪ TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Parent	Holdings (US$)

Large-Cap Value Fund	Wells Fargo & Co	Wells Fargo & Co	49,162,182
	Bank of America Corp	Bank of America Corp	35,060,019
	Citigroup Inc	Citigroup Inc	32,389,679
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	28,611,438
	JPMorgan Chase & Co	JPMorgan Chase & Co	19,488,502
	State Street Corp	State Street Corp	14,718,688
	Morgan Stanley	Morgan Stanley	9,670,973

Mid-Cap Growth Fund	Lazard Ltd-CL A	Lazard Ltd-CL A	4,177,597

Mid-Cap Value Fund	Fifth Third Bancorp	Fifth Third Bancorp	11,304,000
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	2,905,300
	Jefferies Group Inc	Jefferies Group Inc	2,034,050

Small-Cap Equity	Susquehanna	Susquehanna	2,414,232
	Bancshares Inc	Bancshares Inc
	Broadpoint Gleacher	Broadpoint Gleacher	1,021,763
	Securities Group Inc	Securities Group Inc

Large-Cap Growth Index Fund	Schwab (Charles) Corp	Schwab (Charles) Corp	1,545,020
	Morgan Stanley	Morgan Stanley	1,210,498
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	404,384
	Lazard Ltd-CL A	Lazard Ltd-CL A	330,993

Large-Cap Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	16,678,858
	Wells Fargo & Co	Wells Fargo & Co	14,137,759
	Bank of America Corp	Bank of America Corp	12,783,536
	Citigroup Inc	Citigroup Inc	9,828,557
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	9,222,435
	Morgan Stanley	Morgan Stanley	2,856,742
	State Street Corp	State Street Corp	2,332,630
	BB&T Corp	BB&T Corp	1,803,062
	Fifth Third Bancorp	Fifth Third Bancorp	1,111,560
	Raymond James	Raymond James	309,235
	Financial Inc	Financial Inc
	Jefferies Group Inc	Jefferies Group Inc	306,304
	Popular Inc	Popular Inc	304,523

TIAA-CREF Funds ▪ Statement of Additional Information	B-73

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS (continued)

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	23,018,760
	Wells Fargo & Co	Wells Fargo & Co	19,510,396
	Bank of America Corp	Bank of America Corp	17,613,779
	Citigroup Inc	Citigroup Inc	13,542,534
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	12,740,480
	Morgan Stanley	Morgan Stanley	5,749,074
	State Street Corp	State Street Corp	3,209,548
	BB&T Corp	BB&T Corp	2,492,650
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,341,077
	Fifth Third Bancorp	Fifth Third Bancorp	1,532,584
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	634,142
	Lazard Ltd-CL A	Lazard Ltd-CL A	541,913
	Raymond James	Raymond James	421,042
	Financial Inc	Financial Inc
	Popular Inc	Popular Inc	419,803
	Jefferies Group Inc	Jefferies Group Inc	419,517
	Stifel Financial Corp	Stifel Financial Corp	244,769
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	177,886
	Susquehanna	Susquehanna	147,177
	Bancshares Inc	Bancshares Inc
	MF Global Holdings Ltd	MF Global Holdings Ltd	127,378
	KBW Inc	KBW Inc	121,946
	Investment Technology	Investment Technology	92,731
	Group	Group
	Piper Jaffray Cos	Piper Jaffray Cos	78,881
	Broadpoint Gleacher	Broadpoint Gleacher	49,817
	Securities Group Inc	Securities Group Inc
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	33,645
	FBR Capital Markets Corp	FBR Capital Markets Corp	25,446
	Labranche & Co Inc	Labranche & Co Inc	23,075
	Cowen Group Inc-Class A	Cowen Group Inc-Class A	17,938

S&P 500 Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	14,683,188
	Wells Fargo & Co	Wells Fargo & Co	13,431,330
	Bank of America Corp	Bank of America Corp	11,295,833
	Citigroup Inc	Citigroup Inc	10,462,739
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	8,166,603
	Morgan Stanley	Morgan Stanley	3,418,904
	State Street Corp	State Street Corp	2,062,401
	BB&T Corp	BB&T Corp	1,596,375
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,501,685
	Fifth Third Bancorp	Fifth Third Bancorp	984,239

Small-Cap Blend Index Fund	Stifel Financial Corp	Stifel Financial Corp	1,123,712
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	856,749
	Susquehanna	Susquehanna	698,795
	Bancshares Inc	Bancshares Inc
	KBW Inc	KBW Inc	612,361
	MF Global Holdings Ltd	MF Global Holdings Ltd	569,860
	Investment Technology	Investment Technology	430,788
	Group	Group
	Piper Jaffray Cos	Piper Jaffray Cos	328,003
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	173,391
	FBR Capital Markets Corp	FBR Capital Markets Corp	129,376
	Broadpoint Gleacher	Broadpoint Gleacher	121,520
	Securities Group Inc	Securities Group Inc
	Cowen Group Inc-Class A	Cowen Group Inc-Class A	87,791
	Labranche & Co Inc	Labranche & Co Inc	84,071

B-74	Statement of Additional Information ▪ TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS (continued)

Fund	Broker	Parent	Holdings (US$)

International Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	33,750,294
	Banco Santander SA	Banco Santander SA	18,750,754
	BNP Paribas	BNP Paribas	12,849,362
	Sumitomo Mitsui	Sumitomo Mitsui	7,477,050
	Financial Gr	Financial Gr
	Societe Generale	Societe Generale	6,983,818
	Nomura Holdings Inc	Nomura Holdings Inc	3,407,829
	Macquarie Group Ltd	Macquarie Group Ltd	2,265,250
	Royal Bank of	Royal Bank of	2,250,539
	Scotland Group	Scotland Group
	Skandinaviska Enskilda	Skandinaviska Enskilda	2,041,233
	BAN-A	BAN-A
	Julius Baer Group Ltd	Julius Baer Group Ltd	1,615,773
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	222,952

Emerging Markets Equity Index Fund	Banco Santander Chile	Banco Santander Chile	117,140

Enhanced International Equity
Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	8,360,954
	Banco Santander SA	Banco Santander SA	6,708,243
	BNP Paribas	BNP Paribas	5,652,843
	Sumitomo Mitsui	Sumitomo Mitsui	4,072,402
	Financial Gr	Financial Gr
	Macquarie Group Ltd	Macquarie Group Ltd	1,245,533
	Skandinaviska Enskilda	Skandinaviska Enskilda	1,061,683
	BAN-A	BAN-A
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	437,318

Enhanced Large-Cap Growth
Index Fund	Morgan Stanley	Morgan Stanley	1,962,243

Enhanced Large-Cap Value
Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	21,698,248
	Wells Fargo & Co	Wells Fargo & Co	19,280,657
	Bank of America Corp	Bank of America Corp	13,729,750
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	13,540,724
	Citigroup Inc	Citigroup Inc	11,262,978
	State Street Corp	State Street Corp	3,552,481
	Morgan Stanley	Morgan Stanley	3,015,313
	Fifth Third Bancorp	Fifth Third Bancorp	1,600,270
	BB&T Corp	BB&T Corp	103,238

Social Choice Equity Fund	Wells Fargo & Co	Wells Fargo & Co	13,027,351
	State Street Corp	State Street Corp	4,168,149
	Schwab (Charles) Corp	Schwab (Charles) Corp	4,034,045
	BB&T Corp	BB&T Corp	2,931,470
	Fifth Third Bancorp	Fifth Third Bancorp	1,911,130
	Popular Inc	Popular Inc	1,042,194
	MF Global Holdings Ltd	MF Global Holdings Ltd	687,889
	Susquehanna	Susquehanna	7,876
	Bancshares Inc	Bancshares Inc
	Investment Technology	Investment Technology	2,179
	Group	Group

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President, General Counsel and Head of Corporate Governance of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal periods ended October 31, 2010 for the Equity Funds and March 31, 2011 for the Fixed-Income Funds, which concern Funds in existence during such periods and which are incorporated by reference in this Statement of Additional Information, have been audited by Pricewaterhouse-Coopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so incorporated in reliance on the report of such firm given on its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited and unaudited financial statements of the Funds are incorporated herein by reference to the Trust’s reports on Form N-CSR for the fiscal periods ended October 31, 2010 for the Equity Funds and March 31, 2011 and the Trust’s report on Form N-CSR for the six months periods ended April 30, 2011 for the Equity Funds and September 30, 2011 for the Fixed-Income Funds, which contain the Funds’ Annual and Semiannual Reports, respectively. These financial statements have been filed with the SEC and the report has been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual or Semiannual Report on request. Note that such statements, reports and filings do not contain information on the Global Natural Resources Fund because it is newly operational.

TIAA-CREF Funds ▪ Statement of Additional Information	B-75

APPENDIX A: TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

I. INTRODUCTION

Purpose and Applicability of Policy Statement

          The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.
          The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why We Focus on Corporate Governance

          TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.
          We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.
          Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.
          Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.
          For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.
          In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.
          The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.
          In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.
          The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’S CORPORATE GOVERNANCE PROGRAM

A. Introduction

          The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).
          TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance Activities

           1. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

B-76     Statement of Additional Information  ▪  TIAA-CREF Funds

          TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

           2. Engagement

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impacts their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.
          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.
          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.
          As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions
•	withholding or voting against one or more directors
•	requesting other investors to support our initiatives
•	engaging in collaborative action with other investors
•	engaging in public dialogue and commentary
•	supporting an election contest or change of control transaction
•	conducting a proxy solicitation
•	seeking regulatory or legislative relief
•	commencing or supporting litigation
•	pursuing other enforcement or compliance remedies
          TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.
          Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market;
(iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

          3. Thought Leadership

          In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.
3.

TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.
6.

TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

          4. International Corporate Governance

          With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

TIAA-CREF Funds  ▪  Statement of Additional Information     B-77

         Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

         In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

         TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.
•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.
•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.
•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.
•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.
•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or non existent.

III. SHAREHOLDERS RIGHTS AND RESPONSIBILITIES

A. Introduction

         TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational,

we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally Applicable Shareholder Rights

         As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.
4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that

B-78      Statement of Additional Information  ▪  TIAA-CREF Funds

contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9.

Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

10.

Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This particularly problematic in many foreign markets.

11.

Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12.

Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder Responsibilities

         As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.

Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2.

Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3.

Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4.

Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5.

Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6.

Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

TIAA-CREF Funds  ▪  Statement of Additional Information     B-79

7.

Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8.

Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9.

Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. CORPORATE GOVERNANCE PRINCIPLES

A. Introduction

         TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

         Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of Portfolio Companies

1. The Board of Directors

         The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

         To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board Membership

1.

Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.
3.

Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director com-

B-80      Statement of Additional Information  ▪  TIAA-CREF Funds

pensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.
4.

Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5.

Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.

Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director Elections

TIAA-CREF has adopted the following policy on director elections:
1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*
2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”
3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*
4.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.
* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director Nomination

1.

Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2.

Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.

Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4.

Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board Responsibilities

1.

Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.

Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.

CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4.

Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board Operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to

TIAA-CREF Funds  ▪  Statement of Additional Information     B-81

encourage collegial deliberation with the active participation of all members.

2.

Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3.

Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4.

Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.

5.

Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

Board Organization

          Boards should establish at least three standing committees — an audit committee, a compensation committee and a nominating and governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

          The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term share-

holder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

          The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

          In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:
1.

Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2.	Each committee should have the power to hire independent experts and advisors.
3.	Each committee should report to the full board on the issues and decisions for which it is responsible.
4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

B-82     Statement of Additional Information  ▪  TIAA-CREF Funds

2. Executive Compensation

          Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

          We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

          However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General Principles

Executive compensation should be based on the following principles:

1.

Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.
3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.
4.

Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.
6.

The board should not unduly rely on comparative industry data and other outside surveys to make compensations determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7.	Compensation Committees should work only with consultants who are independent of management.

8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.
9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.
10.

If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles Specific to Equity-Based Compensation Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:
1.

The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.
3.

Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.
8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.
10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic

TIAA-CREF Funds  ▪  Statement of Additional Information     B-83

information with short-term implications for the stock price should also be prohibited.

11.

Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12.

Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation Discussion and Analysis

A company’s compensation disclosure should be based on the following principles:
1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.
2.	The disclosure should explain how the program seeks to identify and reward the value added by management.
3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.
4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.
5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.
6.

When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.
8.

Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.
10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.
11.

If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. ENVIRONMENTAL AND SOCIAL ISSUES

A. Introduction

          As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management

(including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

          We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of Concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and Health

          We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;
•

Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and
•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

          Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human Rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase

B-84     Statement of Additional Information  ▪  TIAA-CREF Funds

worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

          The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

          Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

          In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and Non-Discrimination

          Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

          Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and Corporate Political Influence

          Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

          Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product Responsibility

          Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

APPENDIX A: PROXY VOTING GUIDELINES

A. Introduction

          TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

TIAA-CREF Funds  ▪  Statement of Additional Information     B-86

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:
•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.
• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.
• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested Elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority Vote for the Election of Directors:

          General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish Specific Board Committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a Special Meeting:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to Act by Written Consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

B-86     Statement of Additional Information  ▪  TIAA-CREF Funds

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:
•	Whether the company has demonstrated a need for antitakeover protection;
•	Whether the provisions of the device are in line with generally accepted governance principles;
•	Whether the company has submitted the device for shareholder approval; and
•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

          General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for Compensation Issues

Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:
•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

• Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards —are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder Resolutions on Executive Compensation:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

TIAA-CREF Funds  ▪  Statement of Additional Information     B-87

Golden Parachutes:

          General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for Environmental and Social Issues

          As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on Ecosystems:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and Non-Discrimination:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global Human Rights Codes of Conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate Political Influence:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.
•

TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal Welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product Responsibility:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory Lending:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

B-88     Statement of Additional Information  ▪  TIAA-CREF Funds

730 Third Avenue
New York, NY 10017-3206

BV-SFI-COC-US09000076

Printed on recycled paper	A12488 (2/11)

OTHER INFORMATION

Item 28.		Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999.1/

	(2)	Declaration of Trust, dated as of April 15, 1999, as amended to add the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”). 6/

	(3)	Form of Amendment dated December 7, 2005 to the Declaration of Trust dated April 15, 1999.9/

	(4)	Form of Amendment dated February 14, 2006 to the Declaration of Trust dated April 15, 1999. 9/

	(5)	Amendment dated August 7, 2006 to the Declaration of Trust. 10/

	(6)	Amendment dated October 2, 2006 to the Declaration of Trust. 10/

	(7)	Amendment dated July 17, 2007 to the Declaration of Trust. 13/

	(8)	Amendment dated August 29, 2008 to the Declaration of Trust. 15/

	(9)	Amendment dated February 10, 2009 to the Declaration of Trust. 17/

	(10)	Amendment dated May 12, 2009 to the Declaration of Trust. 17/

	(11)	Form of Amendment dated May 18, 2010 to the Declaration of Trust. 20/

	(12)	Form of Amendment dated December 7, 2010 to the Declaration of Trust.22/

	(13)	Form of Amendment dated May 17, 2011 to the Declaration of Trust.*

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1)	Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of June 1, 1999.2/

	(2)	Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 4/

	(3)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2004. 5/

	(4)	Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2005. 7/

	(6)	Form of Investment Management Agreement by and between the Registrant and Advisors, effective February 1, 2006. 8/

	(7)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, regarding the Growth Equity Fund dated as of February 1, 2006.8/

	(8)	Form of Expense Reimbursement Agreement between Registrant and Advisors effective February 1, 2006. 8/

	(9)	Form of Fee Waiver for Growth & Income Fund and Lifecycle Funds effective February 1, 2006. 8/

(10)	Form of Amendment dated March 31, 2006 to the Investment Management Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

(11)	Form of Amendment dated March 31, 2006 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

(12)	Form of Amendment dated March 31, 2006 to the Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 9/

(13)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

(14)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

(15)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Fee Waiver for Growth & Income Fund and Lifecycle Funds. 10/

(16)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 10/

(17)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

(18)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

(19)	Form of Amendment dated December 6, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Retirement Class of the Lifecycle Funds. 10/

(20)	Form of Amendment dated January 17, 2007 to the Expense Reimbursement Agreement dated February 1, 2006. 10/

(21)	Form of Amendment dated November 30, 2007 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 13/

(22)	Form of Amendment dated November 30, 2007 to the February 1, 2006 Fee Waiver. 13/

(23)	Form of Amendment dated November 30, 2007 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2007. 13/

(24)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 14/

(25)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement. 14/

(26)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Fee Waiver Agreement for Growth & Income Fund and Lifecycle Funds. 14/

(27)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Fee Waiver Agreement for the TIAA-CREF Lifecycle Funds. 16/

(28)	Form of Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for TIAA-CREF Growth Equity Fund. 16/

(29)	Form of Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 16/

(30)	Form of Amendment dated August 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 18/

	(31)	Form of Amendment dated September 10, 2009 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 18/

	(32)	Form of Amendment dated September 10, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds. 18/

	(33)	Form of Amended and Restated Fee Waiver Agreement dated February 1, 2010 for the TIAA-CREF Lifecycle Funds. 20/

	(34)	Form of Amended and Restated Expense Reimbursement Agreement dated February 1, 2010 for the TIAA-CREF Funds. 20/

	(35)	Form of Amendment dated May 1, 2010 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 20/

	(36)	Form of Amended and Restated Expense Reimbursement Agreement dated August 1, 2010 for the TIAA-CREF Funds. 21/

	(37)	Form of Amendment dated August 1, 2010 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 21/

	(38)	Form of Amended and Restated Fee Waiver Agreement between Registrant and Advisors for the TIAA-CREF Lifecycle Funds dated as of February 1, 201122/

	(39)	Form of Amended and Restated Agreement to Suspend Distribution Plans between Registrant and TPIS for the TIAA-CREF Lifecycle and Lifecycle Index Funds dated as of February 1, 201122/

	(40)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors for the TIAA-CREF Funds dated as of February 1, 201122/

	(41)	Form of Amendment dated April 28, 2011 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 23/

	(42)	Form of Amended and Restated Expense Reimbursement Agreement between Registrant and Advisors for the TIAA-CREF Funds dated as of February 1, 2011. 23/

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999.2/

	(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”), dated as of June 1, 1999.3/

	(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 4/

	(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004. 7/

(f)	(1)

TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended. 5/

	(2)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended. 5/

	(3)	Non-Employee Trustee and Member Long-Term Compensation Plan, dated January 1, 2008. 14/

	(4)	Non-Employee Trustee and Member Deferred Compensation Plan, dated January 1, 2008. 14/

(g)	(1)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated as of June 11, 1999.3/

	(2)	Custodian Agreement by and between Registrant and JPMorgan Chase Bank (“JPMorgan”), dated as of July 1, 2002. 4/

	(3)	Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 4/

	(4)	Form of Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company dated November 20, 2007. 13/

	(5)	Form of Custodial Undertaking in Connection with Master Repurchase Agreement among Teachers Advisors Inc., on behalf of Registrant, Goldman, Sachs & Co. and The Bank of New York Mellon. 20/

(h)	(1)	Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999.3/

	(2)	Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc. (“BFDS”), dated as of July 1, 1999.3/

	(3)	Transfer Agency and Service Agreement by and between Registrant and BFDS, dated as of July 1, 2002. 4/

	(4)	Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/, October 1, 2004, for the Lifecycle Funds 6/ and October 19, 2004. 7/

	(5)	Form of Retirement Class Service Agreement by and between Registrant and Advisors dated as of February 1, 2006. 8/

(6)

Form of Amendment dated March 31, 2006 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 9/

	(7)	Form of Transfer Agency Agreement by and between Registrant and BFDS, dated September 1, 2004. 12/

(8)

Form of Amendment dated November 30, 2007 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 13/

	(9)	Form of Investment Accounting Agreement by and between Registrant and State Street Bank and Trust Company dated November 20, 2007. 13/

(10)

Form of Amendment dated September 10, 2009 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 18/

	(11)	Form of Amendment dated September 1, 2009 to the Transfer Agency Agreement between the Registrant and BFDS dated September 1, 2004. 18/

(12)

Form of Amendment dated August 1, 2010 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 21/

	(13)	Form of Amendment dated April 1, 2011 to the Retirement Service Agreement by and between Registrant and Advisors. 23/

	(14)	Form of Amendment dated August 31, 2010 to Transfer Agency and Service Agreement between Registrant Boston Financial Services, Inc. 23/

	(15)	Form of Amendment dated June 29, 2011 to Transfer Agency and Service Agreement between Registrant Boston Financial Services, Inc. *

(i)		Opinion and Consent of Jonathan Feigelson, Esq.**

(j)	(1)	Consent of Dechert LLP.**

	(2)	Consent of PricewaterhouseCoopers LLP. **

(k)		Not applicable.

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999.3/

	(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 4/

	(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds.6/

(4)

Seed Money Agreement by and between Registrant and TIAA, dated as of March 31, 2006, for the Large Cap Growth Fund, High-Yield Fund II, Bond Plus Fund II, Short-Term Bond Fund II, Tax-Exempt Bond Fund II, Managed Allocation Fund II, International Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund.9/

	(5)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of January 17, 2007 for the Institutional Class of the Lifecycle Funds. 10/

(6)

Form of Seed Money Agreement by and between Registrant and TIAA, dated November 30, 2007 for the Lifecycle 2045, Lifecycle 2050 and Lifecycle Retirement Income Funds and the Enhanced Large-Cap Growth Index, Enhanced Large-Cap Value Index and Enhanced International Equity Index Funds. 13/

	(7)	Form of Seed Money Agreement by and between Registrant and TIAA, dated September 10, 2009 for the Lifecycle Index Funds, Bond Index Fund and the Premier Class. 18/

	(8)	Form of Seed Money Agreement by and between Registrant and TIAA, dated August 1, 2010 for the Emerging Market Equity and Emerging Market Equity Index Funds. 20/

	(9)	Form of Initial Investment Agreement between Teachers Insurance Annuity Association of America and Registrant dated April 1, 2011. 23/

(m)	(1)	Distribution Plan for the Lifecycle Funds of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated October 1, 2004.6/

	(2)	Distribution Plan for Retail Class Shares of Registrant, adopted pursuant to Rule 12b-1 of the 1940 Act, dated as of February 1, 2006.8/

	(3)	Suspension of Distribution Plan Reimbursement Agreement by and between Registrant and TPIS dated effective February 1, 2006. 8/

	(4)	Form of Amendment dated March 31, 2006 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12-1 of the 1940 Act, dated February 1, 2006. 9/

	(5)	Form of Amendment dated March 31, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 9/

	(6)	Form of Amendment dated May 16, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 10/

	(7)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 11/

	(8)	Form of Amendment dated November 30, 2007 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12-1 of the 1940 Act, dated October 1, 2004. 13/

	(9)	Form of Distribution Plan for Lifecycle Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated November 30, 2007. 13/

	(10)	Form of Amendment dated November 30, 2007 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 13/

	(11)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2008. 14/

	(12)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 16/

	(13)	Form of Amendment dated August 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 18/

	(14)	Form of Distribution Plan for Premier Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

	(15)	Form of Distribution Plan for Retirement Class Shares of Registrant on behalf of the Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

	(16)	Form of Distribution Plan for Retail Class Shares of Registrant on behalf of the Bond Index Fund adopted pursuant to Rule 12b-1 of the 1940 Act, dated September 10, 2009. 18/

	(17)	Form of Amendment dated September 10, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds. 18/

	(18)	Form of Amended and Restated Agreement to Suspend Distribution Plans dated February 1, 2010 for TIAA-CREF Funds. 20/

	(19)	Form of Amended and Restated Distribution Plan for Premier Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated July 20, 2010. 21/

	(20)	Form of Amended and Restated Compensation Distribution Plan for Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated July 20, 2010. 21/

	(21)	Form of Amended and Restated Distribution Plan for the Retirement Class Reimbursement Plan of Registrant Lifecycle Fund Series adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

	(22)	Form of Amended and Restated Agreement to Suspend Distribution Plans for the TIAA-CREF Lifecycle and Lifecycle Index Funds by and between Registrant and TPIS dated effective February 1, 2011. 23/

(23)

Form of Amended and Restated Distribution Plan for Retirement Class Compensation Plan of Registrant TIAA-CREF Lifecycle Index Funds adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

	(24)	Form of Amended and Restated Distribution Plan for Premier Class Compensation Plan of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated April 28, 2011. 23/

(n)	(1)	Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 4/

	(2)	Form of Amended and Restated Multiple Class Plan effective February 14, 2006. 9/

	(3)	Form of Multiple Class Plan adopted pursuant to Rule 18f-3 of the 1940 Act with respect to the Lifecycle Funds effective January 17, 2007. 10/

	(4)	Form of Amendment dated November 30, 2007 to the Multiple Class (18f-3) Plan for the Lifecycle Funds. 13/

	(5)	Form of Amended and Restated Multiple Class (18f-3) Plan for the TCF Funds dated September 10, 2009. 18/

	(6)	Form of Amended and Restated Multiple Class (18f-3) Plan for the Lifecycle and Lifecycle Index Funds dated September 10, 2009. 18/

	(7)	Form of Amended and Restated Multiple Class (18f-3) Plan for the Lifecycle and Lifecycle Index Funds dated December 7, 2010. 23/

(p)	TIAA-CREF Code of Ethics22/

1/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.

2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

5/	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2004.

6/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2004.

7/	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 31, 2005.

8/	Incorporated herein by reference to Post-Effective Amendment No. 16 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 1, 2006.

9/	Incorporated herein by reference to Post-Effective Amendment No. 19 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on March 31, 2006.

10/	Incorporated herein by reference to Post-Effective Amendment No. 20 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 17, 2007.

11/	Incorporated herein by reference to Post-Effective Amendment No. 22 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 23, 2007.

12/	Incorporated herein by reference to Post-Effective Amendment No. 24 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2007.

13/	Incorporated herein by reference to Post-Effective Amendment No. 26 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 30, 2007.

14/	Incorporated herein by reference to Post-Effective Amendment No. 27 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2008.

15/	Incorporated herein by reference to Post-Effective Amendment No. 28 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 21, 2008.

16/	Incorporated herein by reference to Post-Effective Amendment No. 29 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2009.

17/	Incorporated herein by reference to Post-Effective Amendment No. 30 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 25, 2009.

18/	Incorporated herein by reference to Post-Effective Amendment No. 31 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 11, 2009.

19/	Incorporated herein by reference to Post-Effective Amendment No. 32 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 22, 2010.

20/	Incorporated herein by reference to Post-Effective Amendment No. 34 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 21, 2010.

21/	Incorporated herein by reference to Post-Effective Amendment No. 35 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on August 4, 2010.

22/	Incorporated herein by reference to Post-Effective Amendment No. 36 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2011.

23/	Incorporated herein by reference to Post-Effective Amendment No. 41 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 25, 2011.

* Filed herewith.
**To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Fund

          The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF mutual funds, each of which has Teachers Advisors or an affiliate as its investment adviser. In addition, the Registrant and the other TIAA-CREF mutual funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF mutual funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 30.	Indemnification

          As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated as of April 15, 1999 (the “Declaration”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration expressly provides that it has been organized under the DSTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

          To protect Registrant’s shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant’s property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

          The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

          Advisors also provides investment management services to the TIAA-CREF Life Funds, TIAA Separate Account VA-1 and certain unregistered pools. The directors of Advisors are Scott C. Evans, Tony Cox, Carol Deckbar, Phillip Goff, Michael Gold and Edward Grzybowski, who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned investment adviser subsidiary of TIAA and manages the investment accounts of the College Retirement Equities Fund (“CREF”), and which is also located at 730 Third Avenue, New York, NY 10017-3206.

Item 32.	Principal Underwriters

          Teachers Personal Investors Services, Inc. (“TPIS”) acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA Separate Account VA-1 and the TIAA-CREF Life Funds, as well as for certain separate accounts of TIAA-CREF Life Insurance Company that offer variable products.

          The directors of TPIS are Edward Moslander, Keith Rauschenbach, Glen Weiner and Douglas Chittenden. The officers of TPIS are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Keith Henry Rauschenbach	President	None
Patricia Ann Conti	Chief Financial Officer	None
Ilene Linda Shore	Chief Operating Officer	None
Brian Michael Moran	Chief Compliance Officer	None
William Bair	Controller	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
John George Panagakis	Vice President	None
Kevin John Maxwell	Vice President	None
Robert Thomas Rickey	Vice President	None
Edward Moslander	Vice President	None
Glen Weiner	Vice President	None
Kathleen Eckert	Vice President, Tax	None
Thomas Dudek	Anti-Money Laundering Compliance Officer	None
Janet Acosta	Assistant Secretary	None
Stewart P. Greene	Assistant Secretary	None
David Iscovici	Assistant Secretary	None
Meredith J. Kornreich	Assistant Secretary	None

          * The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

          Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 33.	Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918 and CitiStorage, 5 North 11th Street, Brooklyn, NY 11211.

Item 34.	Management Services

          Not Applicable.

Item 35.	Undertakings

          Not Applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Funds has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 15 day of July, 2011.

TIAA-CREF FUNDS

By:	/s/ Scott C. Evans

Name:	Scott C. Evans
Title:	Principal Executive Officer and President

          Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott C. Evans	Principal Executive Officer and President	July 15, 2011
(Principal Executive Officer)
Scott C. Evans

/s/ Phillip G. Goff	Principal Financial Officer,	July 15, 2011
Principal Accounting Officer and Treasurer
Phillip G. Goff	(Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	July 15, 2011	*	July 15, 2011

Forrest Berkley		Bridget A. Macaskill

*	July 15, 2011	*	July 15, 2011

Nancy Eckl		James M. Poterba

*	July 15, 2011	*	July 15, 2011

Michael A. Forrester		Maceo K. Sloan

*	July 15, 2011	*	July 15, 2011

Howell E. Jackson		Laura T. Starks

*	July 15, 2011

Nancy L. Jacobs

/s/ Stewart P. Greene	July 15, 2011

Stewart P. Greene as attorney-in-fact

* Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

EXHIBIT LIST

(a)(13)	Form of Amendment dated May 17, 2011 to the Declaration of Trust

(h)(15)	Form of Amendment dated June 29, 2011 to Transfer Agency and Service Agreement between Registrant Boston Financial Services, Inc.